                                                                    EXHIBIT 10.6

                                                                       EXECUTION

================================================================================

                            MASTER LEASE RECEIVABLES
                    ASSET-BACKED FINANCING FACILITY AGREEMENT

                                  by and among

                              MARLIN LEASING CORP.

                                as the Servicer,

                       MARLIN LEASING RECEIVABLES CORP. IV

                             as the Obligors' Agent,

                                       and

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,

                        as Trustee and Back-up Servicer,

                          Dated as of December 1, 2000

================================================================================

                                TABLE OF CONTENTS

                                                                                                          Page
Article I DEFINITIONS...................................................................................    1

     Section 1.01.    Definitions.......................................................................    1
     Section 1.02.    Acts of Holders...................................................................   20
     Section 1.03.    Notice to Holders; Waiver.........................................................   21
     Section 1.04.    Alternate Payment and Notice Provisions...........................................   22
     Section 1.05.    Conflict with Trust Indenture Act.................................................   22
     Section 1.06.    Effect of Headings and Table of Contents..........................................   22
     Section 1.07.    Successors and Assigns............................................................   22
     Section 1.08.    Benefits of Agreement.............................................................   22
     Section 1.09.    Allocation of Series to Groups....................................................   23
     Section 1.10.    Status of Obligors' Agent.........................................................   23

Article II REPRESENTATIONS, WARRANTIES AND COVENANTS....................................................   23

     Section 2.01.    Representations, Warranties and Covenants of Obligors.............................   23
     Section 2.02.    Representations, Warranties and Covenants of Servicer.............................   26
     Section 2.03.    Representations and Warranties of Trustee.........................................   29

Article III PLEDGING THE TRUST ESTATE...................................................................   30

     Section 3.01.    Series Trust Estates..............................................................   30
     Section 3.02.    Preservation of Series Collateral.................................................   30
     Section 3.03.    Waiver of Stay or Extension Laws; Marshalling of Assets...........................   31
     Section 3.04.    Noninterference, Etc..............................................................   31
     Section 3.05.    Obligor Changes...................................................................   31
     Section 3.06.    Limited Recourse to Obligors......................................................   32
     Section 3.07.    Authorization of Actions to Be Taken by the Trustee...............................   32
     Section 3.08.    Termination of Security Interests.................................................   33
     Section 3.09.    Filing; Maintenance of Contract Files.............................................   33
     Section 3.10.    Costs and Expenses................................................................   33

Article IV NOTE FORMS...................................................................................   33

     Section 4.01.    Forms Generally...................................................................   33
     Section 4.02.    Form of Trustee's Certificate of Authentication...................................   34
     Section 4.03.    Securities Legend.................................................................   34

Article V THE NOTES.....................................................................................   35

     Section 5.01.    Amount Limited; Issuable in Series................................................   35
     Section 5.02.    Execution, Authentication, Delivery and Dating....................................   36
     Section 5.03.    Temporary Notes...................................................................   36
     Section 5.04.    Registration, Registration of Transfer and Exchange, Transfer Restrictions........   37
     Section 5.05.    Mutilated, Destroyed, Lost and Stolen Notes.......................................   39

     Section 5.06.    Final Distribution................................................................   39
     Section 5.07.    Persons Deemed Owners.............................................................   41
     Section 5.08.    Cancellation......................................................................   41
     Section 5.09.    Book-Entry Notes..................................................................   41
     Section 5.10.    Notices to Clearing Agency........................................................   42
     Section 5.11.    Definitive Notes..................................................................   42

Article VI ADMINISTRATION AND SERVICING OF THE TRUST ESTATE.............................................   43

     Section 6.01.    Retention of Servicer; Responsibilities of Servicer...............................   43
     Section 6.02.    Standard of Care..................................................................   45
     Section 6.03.    Credit and Collection Policy......................................................   45
     Section 6.04.    Maintenance of Interest in the Trust Estate.......................................   45
     Section 6.05.    Servicing Compensation; Payment of Certain Expenses by Servicer...................   46
     Section 6.06.    Servicer's Certificate............................................................   46
     Section 6.07.    Annual Statement as to Compliance.................................................   46
     Section 6.08.    Financial Statements and Independent Accountant's Servicing Certificate Review....   47
     Section 6.09.    Access to Certain Documentation and Information Regarding the Pledged Property....   48
     Section 6.10.    Other Necessary Data..............................................................   49
     Section 6.11.    Release of Contracts..............................................................   50
     Section 6.12.    Removal Related to Upgrades or Trade-ins and Delinquent Contracts.................   51
     Section 6.13.    Notification to Noteholders of Defaults and Events of Default.....................   51
     Section 6.14.    Security Deposits.................................................................   51
     Section 6.15.    Removal of Nonconforming Pledged Property.........................................   52
     Section 6.16.    Substitution of Contracts.........................................................   52

Article VII ACCOUNTS AND ALLOCATIONS....................................................................   53

     Section 7.01.    Establishment of Facility Accounts; Establishment of Advance Payment Accounts.....   53
     Section 7.02.    Collections and Allocations.......................................................   54
     Section 7.03.    Investment of Funds in each Facility Account and the Advance Payment Account......   54

Article VIII THE SERVICER AND THE OBLIGORS..............................................................   55

     Section 8.01.    Liability of Servicer; Indemnities................................................   55
     Section 8.02.    Merger, Consolidation, or Assumption of the Obligations of Servicer...............   56
     Section 8.03.    Limitation on Liability of Servicer and Others....................................   56
     Section 8.04.    Servicer Not to Resign............................................................   57
     Section 8.05.    Reserved..........................................................................   57
     Section 8.06.    Indemnities of the Obligors.......................................................   57
     Section 8.07.    Limitation on Liability of the Obligors...........................................   58

Article IX SERVICER TERMINATION.........................................................................   58

     Section 9.01.    Events of Servicer Termination....................................................   58
     Section 9.02.    Back-up Servicer to Act; Taking of Bids; Appointment of Successor Servicer........   59
     Section 9.03.    Notification of Event of Servicer Termination.....................................   61
     Section 9.04.    Waiver of Past Defaults...........................................................   61
     Section 9.05.    Effects of Servicer Termination...................................................   61
     Section 9.06.    Responsibilities of Back-up Servicer..............................................   62
     Section 9.07.    Back-up Servicer Compensation.....................................................   64
     Section 9.08.    Merger or Consolidation of, or Assumption of the Obligation of Back-up Servicer...   65
     Section 9.09.    Back-up Servicer Termination or Resignation.......................................   65
     Section 9.10.    Limitation on Liability of Back-up Servicer and Others............................   66
     Section 9.11.    Representations and Warranties of the Back-up Servicer............................   67

Article X EVENTS OF DEFAULT AND REMEDIES................................................................   68

     Section 10.01.   Events of Default.................................................................   68
     Section 10.02.   Collection of Indebtedness and Suits for Enforcement by Trustee; Authority
                      of Series Controlling Party.......................................................   68
     Section 10.03.   Limitation on Suits...............................................................   70
     Section 10.04.   Unconditional Right of Holders to Receive Principal and Interest..................   71
     Section 10.05.   Restoration of Rights and Remedies................................................   71
     Section 10.06.   Rights and Remedies Cumulative....................................................   71
     Section 10.07.   Delay or Omission Not Waiver......................................................   71
     Section 10.08.   Control by Holders................................................................   72
     Section 10.09.   Waiver of Past Defaults...........................................................   72
     Section 10.10.   Undertaking for Costs.............................................................   73
     Section 10.11.   Action on Notes...................................................................   73

Article XI THE TRUSTEE..................................................................................   73

     Section 11.01.   Certain Duties and Responsibilities...............................................   73
     Section 11.02.   Notice of Defaults................................................................   75
     Section 11.03.   Certain Rights of Trustee.........................................................   76
     Section 11.04.   Not Responsible for Recitals or Issuance of Notes.................................   77
     Section 11.05.   May Hold Notes....................................................................   77
     Section 11.06.   Compensation and Indemnity........................................................   77
     Section 11.07.   Disqualification; Conflicting Interests...........................................   77
     Section 11.08.   Corporate Trustee Required; Eligibility...........................................   78
     Section 11.09.   Resignation and Removal; Appointment of Successor.................................   78
     Section 11.10.   Acceptance of Appointment by Successor............................................   79
     Section 11.11.   Merger, Conversion, Consolidation or Succession to Business.......................   79
     Section 11.12.   Preferential Collection of Claims Against Obligors................................   80
     Section 11.13.   Appointment of Authenticating Agent...............................................   80

     Section 11.14.   Paying Agent......................................................................   82
     Section 11.15.   Appointment of Co-Trustee or Separate Trustee.....................................   83

Article XII HOLDERS' LISTS AND REPORTS BY TRUSTEE AND OBLIGORS' AGENT...................................   84

     Section 12.01.   Obligors' Agent to Furnish Trustee Names and Addresses of Holders.................   84
     Section 12.02.   Preservation of Information; Communications to Holders............................   85
     Section 12.03.   Reports by Trustee................................................................   86
     Section 12.04.   Reports by Obligors' Agent........................................................   86
     Section 12.05.   Trustee Internet Website..........................................................   86

Article XIII MASTER AGREEMENT SUPPLEMENTS...............................................................   87

     Section 13.01.   Supplements Affecting All Series, or the Master Agreement Generally...............   87
     Section 13.02.   Supplements Authorizing a Series of Notes.........................................   90
     Section 13.03.   Execution of Master Agreement Supplements.........................................   90
     Section 13.04.   Effect of Master Agreement Supplements............................................   91
     Section 13.05.   Reference in Notes to Master Agreement Supplements................................   91

Article XIV COVENANTS...................................................................................   91

     Section 14.01.   Payment of Principal and Interest.................................................   91
     Section 14.02.   Maintenance of Non-U.S. Office or Agency..........................................   91
     Section 14.03.   Consolidation, Merger, Sale of Assets.............................................   92
     Section 14.04.   Negative Covenants................................................................   93
     Section 14.05.   Performance of Obligations; Servicing of Each Series Trust Estate.................   94
     Section 14.06.   Money for Note Payments to Be Held in Trust.......................................   95
     Section 14.07.   Corporate Existence...............................................................   96
     Section 14.08.   Payment of Taxes and Other Claims.................................................   97
     Section 14.09.   Amendment of Organizational Documents.............................................   97
     Section 14.10.   Rule 144A Information.............................................................   97
     Section 14.11.   Further Instruments and Acts......................................................   98
     Section 14.12.   Compliance with Laws..............................................................   98
     Section 14.13.   Income Tax Characterization.......................................................   98

Article XV MISCELLANEOUS PROVISIONS.....................................................................   98

     Section 15.01.   Counterparts......................................................................   98
     Section 15.02.   Governing Law.....................................................................   98
     Section 15.03.   Notices...........................................................................   98
     Section 15.04.   Severability of Provisions........................................................   99
     Section 15.05.   Binding Effect....................................................................   99
     Section 15.06.   Exhibits..........................................................................   99
     Section 15.07.   Calculations......................................................................   99
     Section 15.08.   Further Assurances................................................................  100

     Section 15.09.   Nonpetition Covenant..............................................................  100
     Section 15.10.   Special Supplement Agreement......................................................  100

Exhibit A         Form of Back-up Servicer Verification Certificate
Exhibit B         Form of Trustee Website Investor Certification
Schedule 1        Required Fields for List of Contracts

                  This MASTER LEASE RECEIVABLES ASSET-BACKED FINANCING FACILITY AGREEMENT, dated as of December 1, 2000, with respect to the Marlin Leasing Receivables Master Facility, by and among Marlin Leasing Corp., a Delaware corporation, as Servicer, Marlin Leasing Receivables Corp. IV, a Nevada corporation, as the Obligors' Agent and Wells Fargo Bank Minnesota, National Association, a national banking association, as Trustee.

                                   WITNESSETH:

                  In consideration of the mutual agreements herein contained, and of other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                                   Article I

                                   DEFINITIONS

                  Section 1.01. Definitions.

                  Whenever used in this Master Agreement, the following words and phrases shall have the following meanings:

                  (i) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (ii) all other terms used herein which are defined in the Trust Indenture Act (as hereinafter defined), either directly or by reference therein, have the meanings assigned to them therein;

                  (iii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

                  (iv) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Master Agreement as a whole and not to any particular Article, Section or other subdivision, "or" is not exclusive and "including" means including without limitation; and

                  (v) any references contained herein to agreements, documents and instruments are to the same as they may be amended or modified from time to time.

                  Act. When used with respect to any Holder, has the meaning specified in Section 1.02 hereof.

                  Actuarial Method. The method of allocating a Scheduled Payment with respect to any Contract between principal and interest, pursuant to which
(i) the portion of such payment that is allocated to interest is the product of
(a) one-twelfth of the Applicable Discount Rate with respect to such Contract multiplied by (b) the applicable Contract Principal Balance (before giving effect to such principal payment) and (ii) the remainder of such payment is allocated to principal.

                  Advance Payment. Means, with respect to any Contract, any Scheduled Payment or a portion thereof made by or on behalf of a User which does not become due until a subsequent Collection Period. Advance Payments shall be applied as "Collections" with respect to the Collection Period(s) in which such Scheduled Payments are due.

                  Advance Payment Account. Has the meaning ascribed in Section 7.01(c) hereof.

                  Affiliate. With respect to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  Agreement or Master Agreement. This Master Lease Receivables Asset-Backed Financing Facility Agreement, as the same may be amended, restated or otherwise modified from time to time.

                  Applicable Discount Rate. With respect to any Contract shall have the meaning set forth in the Series Supplement under which such Contract is pledged to the Trustee.

                  Authenticating Agent. Means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Notes.

                  Authorized Officer. Means, with respect to any Obligor or the Obligors' Agent, any President, Vice President or Director of Securitization of such Obligor or of the Obligors' Agent.

                  Back-up Servicer. Means Wells Fargo Bank Minnesota, National Association and any successor thereto.

                  Back-up Servicer Fee: With respect to a Series, has the meaning specified in the related Series Supplement.

                  Back-up Servicer Resignation Notice. Has the meaning specified in Section 9.09(b) hereof.

                  Back-up Servicer Termination Notice. Has the meaning specified in Section 9.09(a) hereof.

                  Bearer Notes. Shall have the meaning specified in Section 4.01 hereof.

                  Book-Entry Notes. Shall mean Notes registered in the name of a Clearing Agency or its nominee as described in Section 5.09 hereof.

                  Booked Residual. Means, with respect to any Contract on any date of determination, the residual value of the Equipment subject to such Contract, as reflected in Marlin's servicing system.

                  Borrowing Base. Has the meaning specified therefor in the related Series Supplement.

                  Broker. Means (i) the Person (excluding the Transferor and any equipment vendor) that arranges for the lease of an item of Equipment to a User pursuant to a Contract between the Transferor and the User of such Equipment, or
(ii) any Person from whom the Transferor purchased a Contract in respect of which the Transferor is not an original party (other than pursuant to a vendor program); provided, however, that the term "Broker" shall not include (a) any Person who serves as an intermediary between the Transferor and any vendor or manufacturer with whom the Transferor has a program agreement and Marlin has made the credit decision and is the initial lessor (except with respect to the Provident Capital Group programs, where Provident Capital Group or an Affiliate thereof may be the initial lessor) or (b) any Person who merely provides the Transferor with lease referral information with Marlin performing the credit decision analysis relating to a prospective lessee and where Marlin is the initial lessor.

                  Broker Agreement. Any agreement between the Transferor and a Broker pursuant to which the Transferor has acquired Contracts.

                  Business Day. Any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, Mt. Laurel, New Jersey, Minneapolis, Minnesota or Reno, Nevada are authorized or obligated by law, executive order or governmental decree to be closed.

                  Calculation Date. The last day of a Collection Period. Amounts calculated from Calculation Date balances shall be calculated from such balances as of the close of business on the Calculation Date.

                  Clearstream Bank. Shall mean Centrale de Livraison de Valeurs Mobilieres S.A.

                  Charged-Off Contract. Means a Contract (i) as to which a notice of acceleration has been sent to the relevant User, (ii) as to which an Insolvency Event has occurred with respect to the User, (iii) all or any portion of which has been or should have been, in accordance with the Credit and Collection Policy, written off the related Obligor's books as uncollectible,
(iv) with respect to which the Servicer has elected not to make a Servicer Advance, or (v) as to which any Scheduled Payment, or part thereof in excess of 10% of such Scheduled Payment, remains unpaid for 121 days (as of the 20th calendar day of the month) or more from the original due date for such payment.

                  Class. With respect to any Series, all the Notes of such Series having the same specified payment terms and priorities in payment.

                  Clearing Agency. Shall mean The Depository Trust Company, or any other organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

                  Clearing Agency Participant. Shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

                  Closing Date. With respect to a Series, has the meaning specified therefor in the relevant Series Supplement.

                  Code. Means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

                  Collection Period. With respect to any Settlement Date, the immediately preceding calendar month; provided, that if, with respect to any Contract, the Cut-Off Date applicable thereto is a day other than the first day of a calendar month, then the initial Collection Period with respect to such Contract shall be the period commencing on such Cut-Off Date and ending at the end of the calendar month in which such Cut-Off Date occurs.

                  Collections. With respect to a Series Trust Estate and any Collection Period, all cash collections and other cash proceeds of the Contracts and the Related Security, including without limitation, Scheduled Payments, Prepayments, Residual Receipts, Recoveries, Investment Earnings and Insurance Proceeds received from such Series Trust Estate by the Servicer, the Trustee, the Transferor or the Obligors and Servicer Advances made in respect thereof, in each case, during such Collection Period (or, if the related Cut-Off Date is later than the first day of such Collection Period, from such Cut-Off Date through the end of such Collection Period); provided, that "Collections" shall not include (i) Advance Payments until (and only to the extent that) such amounts are required to be deposited in the applicable Series Account for distribution to the related Noteholders in accordance with Section 7.02, and
(ii) Servicing Charges and provided, further, that any amounts paid under any Series Support in reduction of the principal amount of any Note, any interest thereon or any other amount in connection therewith shall not constitute Collections.

                  Commission. Means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at anytime after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  Commonly Controlled Entity. Means each Obligor and each entity, whether or not incorporated, which is affiliated with any of the foregoing pursuant to Section 414(b), (c), (m) or (o) of the Code.

                  Companion Series. Shall mean (i) each Series which has been paired with one or more other Series (which Series may be prefunded or partially prefunded), such that the reduction of the Outstanding Amount of such Series results in the increase of the Outstanding Amount of such other Series, as described in the related Series Supplements, and (ii) such other Series.

                  Computer Tape. Collectively, the computer tapes generated by the Transferor which provide information relating to the Contracts and which were, or will be, used by the Transferor in selecting the Contracts sold or contributed to the Obligors pursuant to a Transfer Agreement Supplement.

                  Contract. Each of the agreements conveyed by the Transferor to an Obligor pursuant to the Master Transfer Agreement and subsequently pledged by such Obligor to the Trustee pursuant hereto and any Supplement, including, as applicable, schedules, supplements and amendments thereto, pursuant to which specified Equipment is leased to, or loans are made to, a User or which are identified on the List of Contracts delivered on the related Pledge Date.

                  Contract Balance Remaining. Means, with respect to any Contract (or other lease in the Servicer's servicing portfolio), as of any date, the aggregate (undiscounted) amount of all unpaid Scheduled Payments due under such Contract (or other lease).

                  Contract File. With respect to each Contract, the following documents:

                  (i) The executed original counterparts of the Contract that constitutes "chattel paper" for purposes of Sections 9-105(1)(b) and 9-305 of the UCC (bearing the original signatures of an employee of Marlin, together with the facsimile copy of the signature of the User or the original signature of the User) or an "instrument" for purposes of Sections 9-105(1)(i) and 9-305 of the UCC;

                  (ii)     A copy of any related Broker Agreement;

                  (iii) Copies of all documents (which may be in microfiche or imaged form or on the Servicer's computerized information system), if any, that the Transferor or the Servicer keeps on file for benefit of the Transferor in accordance with the Transferor's or Servicer's customary procedures indicating that the Equipment is owned by the Transferor and copies of any and all other material documents (including, if any, delivery and acceptance notices, guaranties, and vendor recourse agreements) that the Transferor or the Servicer keeps on file for the benefit of the Transferor in accordance with the Transferor's or Servicer's customary procedures relating to any individual Contract, Broker, User or Equipment (including, without limitation, any documents providing or relating to any credit support of or for the User of such Contract); and

                  (iv) Copies (together with all amendments, assignments, and continuations thereof and including evidence of filing with the appropriate office) of all UCC financing statements filed with respect to the Contracts, identifying the User as debtor and the Transferor as secured party, if any.

                  Contract Principal. With respect to any Contract for any Collection Period, an amount equal to the excess of (i) the Scheduled Payment due on such Contract during such Collection Period over (ii) the product of (x) the Contract Principal Balance as of the opening of business on the first day of such Collection Period and (y) one-twelfth of the Applicable Discount Rate for such Contract.

                  Contract Principal Balance. As of any date in the case of a Contract, the present value of the Scheduled Payments to become due on and after the date of calculation (excluding all Scheduled Payments due on or prior to, but not received as of such date of calculation), discounted monthly in arrears at one-twelfth of the Applicable Discount Rate.

                  Corporate Trust Office. The principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of this Master Agreement is specified in Section 15.03 hereof.

                  Coupons. Any interest or other coupons attached to a Note.

                  Credit and Collection Policy. The credit and collection policies and practices of the Transferor, as the same may be modified from time to time in accordance with the terms of this Master Agreement.

                  Crossover Amounts. Any amounts designated as "Crossover Amounts" in a Series Supplement.

                  Cut-Off Date. With respect to any Contract, the close of business on the day prior to the related Pledge Date or the related Transfer Date, as appropriate.

                  Default. Means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

                  Definitive Notes. Has the meaning specified in Section 5.09 hereof.

                  Delinquent Contract. A Contract, other than a Charged-Off Contract, as to which any Scheduled Payment, or part thereof in excess of 10% of such Scheduled Payment, remains unpaid for more than 30 days from the original due date for such payment.

                  Depositaries. Shall mean the Person(s), if any, specified in the applicable Supplement, in its capacity as depositary for the respective accounts of any Clearing Agency or any Foreign Clearing Agencies.

                  Depository Agreement. Shall mean, if applicable with respect to any Series or Tranche, the agreement among the Obligors' Agent, the Trustee and a Clearing Agency, or as otherwise provided in the related Series Supplement.

                  Determination Date. With respect to a Collection Period, the date which is three Business Days prior to the earliest Settlement Date relating to such Collection Period.

                  Dollars or $. The lawful money of the United States.

                  Eligible Contract. With respect to any Series, as defined in the related Series Supplement.

                  Eligible Investments. Any of the following:

                  (a) marketable obligations of the United States of America which are backed by the full faith and credit of the United States of America;

                  (b) marketable obligations directly and fully guaranteed by the full faith and credit of the United States of America;

                  (c) bankers' acceptances and certificates of deposit and other interest bearing obligations denominated in Dollars and issued by any commercial bank with capital, surplus and undivided profits aggregating at least $100,000,000, the short term unsecured and unguaranteed securities of which are rated at least "A-1+" by S&P and "P-1" by Moody's;

                  (d) repurchase obligations for underlying securities of the types described in clauses (a), (b) and (c) above entered into with any commercial bank of the type described in clause (c) above;

                  (e) commercial paper rated at least "A-1+" by S&P and "P-1" by Moody's;

                  (f) freely redeemable shares in money market funds (including funds for which the Trustee, any Noteholder or any affiliates of either of the foregoing may act as sponsor or advisor or for which any of the foregoing Persons may receive fee income) which invest solely in obligations, bankers' acceptances, certificates of deposit, repurchase agreements and commercial paper of the types described in clauses (a) through (e), which money market funds are rated at least "AAAm" or "AAAm-g" by S&P and "Aa1" by Moody's; and

                  (g) demand deposits, time deposits or certificates of deposit (having original maturities of no more than 365 days) of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof (or domestic branches of any foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, that at the time such investment, or the commitment to make such investment, is entered into, the short-term unsecured and unguaranteed debt rating of such depository institution or trust company shall be at least "P-1" by Moody's and the long-term unsecured and unguaranteed debt rating of such depositary institution or trust company shall be at least "AA-" by S&P.

                  Each of the Eligible Investments may be purchased by the Trustee through an Affiliate of the Trustee.

                  Notwithstanding anything set forth in clauses (a)-(g) above, any Eligible Investment purchased with funds on deposit in any Facility Account, Advance Payment Account or Series Account must mature no later than the Business Day prior to the next Settlement Date for the applicable Series.

                  ERISA. Shall mean the Employee Retirement Income Security Act of 1974, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

                  Equipment. The equipment leased to a User pursuant to any Contract.

                  Euroclear Operator. Shall mean Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System.

                  Event of Default. Has the meaning specified in Section 10.01 hereof.

                  Event of Servicer Termination. An Event described in Section
9.01 hereof.

                  Exchange Act. Means the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder.

                  Facility Account. Shall have the meaning ascribed in Section 7.01(a) hereof.

                  Facility Shadow Rating. Means the rating which would be assigned to the Outstanding Notes with respect to any Series, if such Outstanding Notes were not provided insurance or other credit support by any Series Support Provider.

                  Final Date. With respect to any Series, the date on which all amounts due to the related Series Secured Parties have been indefeasibly paid in full.

                  Foreign Clearing Agency. Shall mean Clearstream Bank and the Euroclear Operator.

                  Government Contract. Means a Contract of Equipment under which the User is a federal, state or local government or government agency (or any agency or instrumentality thereof).

                  Governmental Authority. The United States of America, any State or other political subdivision of either of the foregoing and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  Group. Shall mean, with respect to any Series, the group of Series, if any, in which the related Series Supplement specifies such Series is to be included.

                  Holder or Noteholder. Shall mean, (i) with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency) or (ii) with respect to a Definitive Note, the Person who is the owner of such Definitive Note, as reflected in the books of the Note Registrar.

                  Increased Servicer Fee. With respect to any Series, the amount, if any, of the fee payable in accordance with Section 9.02(b) hereof to a successor Servicer appointed pursuant to Section 9.02(b) hereof and the related Series Supplement that is in excess of the Servicer Fee.

                  Indebtedness. Means, with respect to any Person at any time,
(a) indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services (excluding trade obligations and accrued expenses incurred in the ordinary course of business and not overdue); (b) obligations of such Person as lessee under leases which are, should have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases; (c) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA; (d) obligations issued for or liabilities incurred on the account of such Person; (e) obligations or liabilities of such Person arising under acceptance facilities; (f) reimbursement obligations with respect to letters of credit; (g) obligations of such Person under any guarantees, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (h) obligations of such Person secured by any lien on property or assets of such Person, whether or not the obligations have been assumed by such Person; or (i) obligations of such Person under any interest rate or currency exchange agreement.

                  Indemnified Amounts. Has the meaning set forth in Section 8.01(b) hereof.

                  Indemnified Party. Has the meaning set forth in Section 8.01(b) hereof.

                  Independent Accountant. A firm of nationally recognized independent certified public accountants appointed by Marlin and/or the Servicer (if other than Marlin), as applicable, within the meaning of the Securities Act.

                  Initial Unpaid Amounts. Shall mean with respect to a Contract, the excess of the aggregate amount of all Scheduled Payments due prior to the related Cut-Off Date over the aggregate of all Scheduled Payments made prior to the related Cut-Off Date with respect to such Contract.

                  Insolvency Event. Means, with respect to a specified Person, either of the following events:

                  (i) a case or proceeding shall have been commenced against such Person seeking a decree or order in respect of such Person
         (a) under Title 11 of the United States Code, as now constituted or hereafter amended or any other applicable federal, state or foreign bankruptcy, insolvency or other similar law, (b) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for such Person or of any substantial part of such Person's assets, or (c) ordering the winding-up or liquidation of the affairs of such Person, and such case or proceeding shall remain undismissed or unstayed for sixty (60) days or more or such court shall enter a decree or order granting the relief sought in such case or proceeding; or

                  (ii) the commencement by such Person of a voluntary case under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy, insolvency or other similar law, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such Person for any substantial part of such Person's assets, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

                  Insurance Policy. With respect to an item of Equipment and the related Contract, any insurance policy or similar agreement required to be maintained by the User pursuant to such Contract that covers physical damage to the Equipment and loss or theft of the Equipment (including policies procured by the Transferor or the Servicer (including those from an affiliate of the Transferor or Servicer) on behalf of the User) or covering any liabilities arising from such item of Equipment or the use thereof by the User.

                  Insurance Proceeds. With respect to an item of Equipment and the related Contract, any amount received during a Collection Period pursuant to an Insurance Policy issued with respect to such item of Equipment and the related Contract.

                  Investment Earnings. Any income earned from the investment of funds from time to time on deposit in any Facility Account, Advance Payment Account or Series Account in accordance with Section 7.03 hereof and the Series Supplements, net of any investment expenses and losses on any such investments.

                  Lien. Any security interest, mortgage, deed of trust, lien (statutory or otherwise), charge, pledge, equity, hypothecation, assignment, deposit arrangement, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing.

                  List of Contracts. With respect to any specified group of Contracts, a printed or electronic list of such Contracts, certified by an Authorized Officer of the Obligors' Agent. Each List of Contracts shall include for each Contract listed thereon as of the related Cut-Off Date, the information specified on Schedule 1 hereto.

                  Majority Control Parties. Shall mean those Series Controlling Parties for the outstanding Series, the Maximum Series Limit of which represent, in the aggregate, 66 2/3% or more of the aggregate Maximum Series Limit for all outstanding Series.

                  Marlin. Shall mean Marlin Leasing Corp., a Delaware corporation.

                  Master Agreement Supplements. Shall have the meaning ascribed in Section 13.01(a) hereof.

                  Master Transfer Agreement. That certain Master Lease Acquisition and Sale Agreement, dated as of December 1, 2000, by and between the Transferor and the Obligors' Agent.

                  Maturity Date. When used with respect to any Note, means the date on which the principal of such Note becomes due and payable in full as therein or herein provided, whether on the final scheduled Settlement Date or by declaration of acceleration, prepayment or otherwise.

                  Maximum Series Limit. Means, with respect to any Series, the aggregate principal amount of all Notes of such Series which have been committed to at the date of determination as set forth in the related Series Supplement.

                  Moody's. Moody's Investors Service and its successors.

                  Multiemployer Plan. Means a multiemployer plan (within the meaning of Section 4001(a)(3) of ERISA) in respect of which a Commonly Controlled Entity makes contributions or has liability.

                  Non-Monthly Payment Contracts. Means any Contract that does not require the User to make monthly payments.

                  Note Register and Note Registrar. Have the respective meanings specified in Section 5.04 hereof.

                  Noteholders' Agent. Means any Person designated by one or more Noteholders to be their "agent".

                  Notes. Any Note authenticated and delivered under this Master Agreement.

                  Obligors. Means each Person designated as an "Obligor" in this Master Agreement or in a Series Supplement with respect to the related Series of Notes, or any successor thereto.

                  Obligors' Agent. Marlin Leasing Receivables Corp. IV, a Nevada corporation, and its successors and permitted assigns.

                  Obligors' Order or Obligors' Request. Means a written request or order signed by an Authorized Officer of the Obligors' Agent and delivered to the Trustee.

                  Officer's Certificate. Means a certificate signed by an Authorized Officer of an Obligor or the Obligors' Agent.

                  Offset Amount. The meaning ascribed to such term in Section
6.14 hereof.

                  Opinion of Counsel. A written opinion of counsel, who may be counsel employed by the Servicer or other counsel, in each case acceptable to the named recipients thereof.

                  Organizational Documents. With respect to any Obligor, such Obligor's articles of incorporation and by-laws, partnership agreement, trust agreement, limited liability company agreement, or other charter-type governing instruments.

                  Original Issue Date. Means, for any Series, Class or Tranche of Notes, the date of original issue of such Series, Class or Tranche of Notes, as specified in the related Series Supplement.

                  Original Servicer Fee Rate. With respect to any Series, the rate at which the Servicing Fee is calculated, as specified on the related Series Supplement.

                  Outstanding. When used with respect to Notes, means, as of the date of determination, all Notes theretofore authenticated and delivered under this Master Agreement except,

                  (i) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation; and

                  (ii) Notes for whose payment or prepayment money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent for the Holders of such Notes in connection with a proposed termination and for which termination notice has been provided; and

                  (iii) Lost, destroyed or stolen Notes in lieu of which other Notes have been authenticated and delivered pursuant to Section
         5.05 hereof, other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands such Notes are valid obligations of the Obligors;

provided, however, that any Notes which have been paid with proceeds of the related Series Support shall continue to remain Outstanding for purposes of this Master Agreement until the related Series Support Provider has been paid as subrogee hereunder or reimbursed as evidenced by a written notice from the related Series Support Provider delivered to the Trustee, and the related Series Support Provider shall be deemed to be the Holder thereof to the extent of any payments thereon made by the related Series Support Provider; provided, further, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any related document, Notes owned by the Obligors or any other obligor upon the Notes, the Transferor or any Affiliate of any of the foregoing shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not an Obligor, any other obligor upon the Notes, the Transferor or any Affiliate of any of the foregoing Persons.

                  Outstanding Amount. Means, with respect to any Series the aggregate principal amount of all Notes of such Series which are Outstanding at the date of determination after giving effect to all distributions of principal on such date of determination.

                  Overdue Payment. Any Scheduled Payment due on a Contract and not received during the Collection Period in which such Scheduled Payment was due.

                  Paying Agent. Means the Paying Agent appointed pursuant to
Section 11.14 hereof.

                  PBGC. Means the Pension Benefit Guaranty Corporation or any successor agency, corporation or instrumentality of the United States to which the duties and powers of the Pension Benefit Guaranty Corporation are transferred.

                  Person. Any legal person, including any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, Governmental Authority or any other entity.

                  Plan. Means any pension plan (other than a Multiemployer Plan) covered by Title IV of ERISA, which is maintained by a Commonly Controlled Entity or in respect of which a Commonly Controlled Entity has liability.

                  Pledge. Means each Pledge by the related Obligors of all or any portion of the related Series Trust Estate to the Trustee for the benefit of the related Noteholders in accordance with Section 3.01 hereof.

                  Pledge Date. Shall have the meaning specified therefor in the related Series Supplement.

                  Pledge Notice. A written notice pursuant to which the Obligors with respect to a Series pledge property to the Trustee as part of the related Series Trust Estate.

                  Pledged Property. With respect to any Series Trust Estate, the property described as Pledged Property in the related Series Supplement.

                  Predecessor Note. With respect to any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 5.05 hereof in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

                  Prepayment. With respect to a Collection Period and a Contract (except a Charged-Off Contract), the payment by the related User of all remaining Scheduled Payments due on such Contract, including, without limitation, by way of application of any Security Deposit for such Contract, so long as such amount is designated by the User as a prepayment and the Servicer has consented to such prepayment. Advance Payments and Residual Receipts are not "Prepayments."

                  Prepayment Amount. Means, with respect to any Contract and without duplication: (a) the Contract Principal Balance of such Contract (without any deduction for any Security Deposit paid by the related User, unless such Security Deposit has been applied to the Contract Principal Balance pursuant to the Credit and Collection Policy and deposited into the applicable Facility Account as a Collection) as of the date of reconveyance of such Contract to the related Obligor by the Trustee, plus (b) the product of (i) the Contract Principal Balance as of the date of reconveyance, and (ii) one-twelfth of the Applicable Discount Rate, plus (c) the Booked Residual for such Contract, plus (d) the amount of all Scheduled Payments due and payable thereon and not made.

                  Principal Terms. Shall mean, with respect to any Series, (i) the name or designation; (ii) the initial Outstanding Amount and the maximum Outstanding Amount (or method for calculating such amounts); (iii) the interest rate or rates (or method for the determination thereof); (iv) the Settlement Date or dates and the date or dates from which interest shall accrue; (v) the method for allocating Collections to Noteholders of such Series; (vi) the designation of any Series Accounts and the terms governing the operation of any such Series Accounts; (vii) the method of calculating the Servicing Fee with respect thereto; (viii) the terms of any form of Series Support with respect thereto; (ix) the Series Termination Date; (x) the number of Classes of Notes of such Series and, if such Series consists of more than one Class, the rights and priorities of each such Class;

(xi) whether the Notes of such Series may be issued as Bearer Notes and any limitations imposed thereon; (xii) the priority of such Series with respect to any other Series; (xiii) the Group, if any, to which such Series belongs; (xiv) whether such Series is a Companion Series to one or more other Series; and (xv) any other terms of such Series.

                  Proceeding. Means any suit in equity, action at law or other judicial or administrative proceeding.

                  Property. Shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

                  Rating Agencies. S&P and Moody's or any other nationally recognized statistical rating agency then rating any Notes.

                  Record Date. Means, with respect to any Series, as specified in the related Series Supplement.

                  Records. Means, with respect to any Contract, such Contract, all contracts and other documents, books, records and other information (including, without limitation, Contract Files, computer programs, tapes, disks, punch cards, data processing software and related property and rights) relating to such Contract, any Related Security therefor and the related User.

                  Recoveries. Means all amounts received in respect of a Charged-Off Contract, including, without limitation, amounts received in connection with the sale or other disposition of the related Equipment, Insurance Proceeds with respect to the related Equipment, or any other payments made by or on behalf of the related User, including any amounts paid by the Transferor relating to a Security Deposit, net of costs of collection, in connection with such Charged-Off Contract; provided, that in no event may Recoveries in respect of a Charged-Off Contract be less than zero.

                  Refinance Proceeds. Shall mean with respect to any Collection Period, (i) any proceeds of the issuance of a new series of notes or the issuance of certificates in connection with a securitization of leases and loans, remitted by the Obligors to the Trustee on the Settlement Date following such Collection Period for deposit into the related Series Account and application in accordance with the related Series Supplement, and (ii) any amounts remitted to the Trustee by the Obligors in accordance with the related Series Supplement for deposit into the related Series Account and application in accordance with the related Series Supplement.

                  Registered Holder. Means the Person in whose name a Note is registered on the Note Register on the applicable Record Date.

                  Registered Notes. Has the meaning set forth in Section 4.01 hereof.

                  Related Security. With respect to any Contract:

                  (i) the related Transfer Agreement Supplement (including, without limitation, all rights, remedies, powers and privileges thereunder), pursuant to which, among other things, the Contract, the Contract Files and the related Equipment have been contributed to the related Obligor or Obligors by the Transferor, and the Broker Agreements, if any, relating to such Contracts;

                  (ii) such Obligor's or Obligors' interest in the related Equipment, together with all security interests and/or liens and all property subject thereto from time to time securing or purporting to secure payment of such Contract, whether pursuant to such Contract or otherwise, together with all UCC financing statements covering any such property filed by or otherwise filed in favor of the Transferor and/or such Obligors;

                  (iii) all guarantees, letters of credit, indemnities, warranties, insurance policies (including, without limitation, the Insurance Policies), and proceeds and premium refunds thereof and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Contract whether pursuant to the Contract or otherwise (including, without limitation, the Security Deposits);

                  (iv) the Residual Receipts and Recoveries related to such Contract;

                  (v) the Contract Files and other instruments, documents, agreements, Computer Tapes, books and Records relating to such Contract; and

                  (vi)     all proceeds of the foregoing.

                  Release Events. Has the meaning ascribed in Section 6.11 hereof.

                  Replaced Contract. Has the meaning set forth in Section 6.16.

                  Requirements of Law. Any law, treaty, rule or regulation, or final determination of an arbitrator or Governmental Authority, and, when used with respect to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person.

                  Residual Receipts. All amounts in respect of Booked Residuals received by the Servicer, all proceeds of the sale of Equipment received by the Servicer in the event the related User does not purchase the Equipment at the end of the related Contract, any amounts collected by the Servicer as judgments against a User or others related to the failure of such User to pay any required amounts relating to the Booked Residual under the related Contract or to return the Equipment, including any amounts paid by the Transferor relating to a Security Deposit, plus any amounts not otherwise described above which are received by the Servicer and applied against the Booked Residual of such Contract in accordance with the Servicer's servicing standards, in each case as reduced by any reasonably incurred out-of-pocket expenses incurred by the Servicer in enforcing such Contract or in liquidating such Equipment; provided, that in no event may Residual Receipts in respect of a Contract or any Equipment be less than zero.

                  Responsible Officer. When used with respect to the Trustee, any officer assigned to its Corporate Trust Office (or any successor thereto), including any managing director, principal, vice president, assistant vice president, assistant treasurer, assistant secretary, trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Master Agreement, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  Rule 144A Information. Has the meaning specified in Section
14.10 hereof.

                  S&P. Standard & Poor's Ratings Group and its successors.

                  Scheduled Payments. With respect to a Settlement Date and a Contract, the stated contractually-required periodic rental payments or payments of principal and interest (exclusive of any amounts in respect of insurance or taxes but inclusive of any "balloon" payment due from such User) set forth in such Contract due from the User in the related Collection Period.

                  Securities Act. The Securities Act of 1933, as amended, and the applicable published rules and regulations thereunder.

                  Security Deposit. Any amount paid to the Transferor by a User as a security deposit or as a payment in advance of any amounts to become due on a Contract, which has not previously been refunded to such User or applied toward such User's obligations under such Contract.

                  Series. With respect to any Notes means those Notes issued pursuant to the same Series Supplement.

                  Series Accounts. Any deposit, trust, escrow, collateral, reserve or similar account established and maintained by the Trustee for the benefit of the Noteholders of any Series or Class as specified in any Series Supplement.

                  Series Closing Date. With respect to any Series, the date designated in the related Series Supplement as the closing date for such Series.

                  Series Controlling Party. With respect to any Series on any date the Person or Persons designated as such in the related Series Supplement.

                  Series Event of Default. Shall have the meaning specified therefor in the related Series Supplement.

                  Series Related Documents. With respect to a Series, has the meaning specified therefor in the related Supplement.

                  Series Secured Obligations. Has the meaning specified therefor in the related Series Supplement.

                  Series Secured Parties. Has the meaning specified therefor in the related Series Supplement.

                  Series Supplement. With respect to any Series, a supplement to this Master Agreement, executed and delivered in connection with the original issuance of the Notes of such Series, and all amendments thereof and supplements thereto.

                  Series Support. The rights and benefits provided to the Trustee or the Noteholders of any Series or Class pursuant to any letter of credit, financial guaranty insurance policy, surety bond, cash collateral account, spread account, guaranteed rate agreement, maturity liquidity facility, interest rate swap agreement, default swap agreement, tax protection agreement, derivative contract or other similar arrangement. The subordination of any Series or Class to another Series or Class shall be deemed to be a Series Support. Notwithstanding that such Series Support may be held by or in favor of the Trustee for the benefit of any Series or Class, only those Series or Classes to which such Series Support relates shall have any rights with respect thereto and all payments thereunder received by the Trustee shall be distributed exclusively as prescribed in the Series Supplement relating to such Series or Class.

                  Series Support Provider. The Person providing any Series Support, other than the Noteholders of any Series or Class which is subordinated to another Class or Series.

                  Series Support Provider Default. Has the meaning specified therefor in the relevant Series Supplement.

                  Series Termination Date. Has the meaning ascribed in the relevant Series Supplement.

                  Series Trust Estate. With respect to a Series, has the meaning specified therefor in the related Series Supplement.

                  Series Trustee Secured Obligations. With respect to a Series, has the meaning specified therefor in the related Series Supplement.

                  Servicer. The Person performing the duties of the Servicer hereunder, initially, Marlin.

                  Servicer Advance. With respect to any Series, any amount which the Servicer elects to advance with respect to Overdue Payments, in accordance with the related Series Supplement.

                  Servicer Fee. With respect to each Series, the fee payable to the Servicer on each Settlement Date in consideration of the Servicer's performance of its duties pursuant to Article VI with respect to the Series Trust Estate related to such Series, payable as provided in the related Series Supplement.

                  Servicer Termination Notice. The notice described in Section 9.01(a) hereof.

                  Servicer's Certificate. With respect to each Series Trust Estate, a written informational statement, substantially in the form prescribed by the related Series Supplement, to be provided by the Servicer in accordance with the related Series Supplement and signed by a Servicing Officer and furnished to the Trustee by the Servicer.

                  Servicing Charges. The sum of (i) any late payment charges paid by a User on a Delinquent Contract after application of any such charges to amounts then due under such Contract and (ii) any other incidental charges, security deposits (other than Security Deposits applied as Offset Amounts pursuant to Section 6.14 hereof) or fees received from a User, including (x) insurance premium payments and reimbursements, tax payments, late charges, documentation fees, extension fees, administrative charges and maintenance payments and (y) prepayment charges paid by a User in connection with a Prepayment.

                  Servicing Officer. Those officers of the Servicer involved in, or responsible for, the administration and servicing of the Contracts, as identified on the list of Servicing Officers furnished by the Servicer to the Trustee, the Noteholders and each Series Support Provider from time to time.

                  Settlement Date. With respect to a Series, has the meaning specified therefor in the related Series Supplement.

                  Solvent. Means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person; (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (d) such Person is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities (such as litigation, guarantees and pension plan liabilities) at any time shall be computed as the amount which, in light of all the facts and circumstances existing at the time, represents the amount which can be reasonably expected to become an actual or matured liability.

                  State. Any state of the United States of America and, in addition, its territories and possession and the District of Columbia.

                  Substitute Contract. Has the meaning set forth in Section 6.16 hereof.

                  Tranche. All the Notes of a Series (or of a Class within a Series) having the same date of authentication.

                  Transfer Agreement Supplement. Means each Supplement to the Master Lease Acquisition and Sale Agreement executed and delivered pursuant to the Master Transfer Agreement.

                  Transfer Date. Means any date on which a Substitute Contract is pledged pursuant to Section 6.16 hereof.

                  Transferor. Marlin in its capacity as the Transferor under the Master Transfer Agreement, and its successors and permitted assigns.

                  Transferor Breach. Has the meaning set forth in Section 6.15 hereof.

                  Transition Cost. Any documented expenses reasonably incurred by a successor Servicer or the Trustee in connection with a transfer of servicing from the Servicer to a successor Servicer as successor Servicer pursuant to Section 6.05 hereof, but not to exceed $50,000 per Series.

                  Trust Indenture Act. Means the Trust Indenture Act of 1939, as amended from time to time.

                  Trustee. Means the Person named as the "Trustee" in the first paragraph of this Master Agreement until a successor Trustee shall have become such pursuant to the applicable provisions of this Master Agreement, and thereafter "Trustee" shall mean or include the Person who is then the Trustee hereunder.

                  UCC. The Uniform Commercial Code as in effect in the applicable jurisdiction.

                  Unregistered Note. Any Note which is not a Bearer Note and which is part of a Series or Class of Notes which has been designated in the related Series Supplement as being a Series or Class of Unregistered Notes.

                  User. Any obligor under any Contract, whose obligations thereunder constitute the principal source of payments under any Contract, including any guarantor (excluding the Servicer) of such obligations.

                  User Termination Event. Has the meaning set forth in Section
6.12 hereof.

                  Section 1.02. Acts of Holders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Master Agreement to be given or taken by the Holders of the related Notes may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Obligors' Agent. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Master Agreement and (subject to Section 11.01) conclusive in favor of the Trustee and the Obligors, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Trustee deems sufficient.

                  (c)      The ownership of Notes shall be proved by the Note
Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Obligors' Agent or the Obligors in reliance thereon, whether or not notation of such action is made upon such Note.

                  Section 1.03. Notice to Holders; Waiver.

                  Where this Master Agreement or any Series Supplement provides for notice to the Holders of the related Notes of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to each Holder affected by such event, at such Holder's address as it appears in the Note Register, or if in writing and by facsimile, to the facsimile number provided by a Holder to the Person giving such notice, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given. Where this Master Agreement or any Series Supplement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

                  Where any Series Supplement provides for notice to the Rating Agencies, failure to give such notice shall not affect any rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

                  Section 1.04. Alternate Payment and Notice Provisions.

                  Notwithstanding any provision of this Master Agreement, any Series Supplement or any of the Notes to the contrary, the Obligors' Agent may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Master Agreement or the related Series Supplement for such payments or notices. The Obligors' Agent will furnish to the Trustee a copy of each such agreement and the Trustee will cause payments to be made and notices to be given in accordance with such agreements provided the Trustee is not adversely affected thereby.

                  Section 1.05. Conflict with Trust Indenture Act.

                  If this Master Agreement is qualified under the Trust Indenture Act and any provision hereof limits, qualifies or conflicts with another provision hereof that is deemed to be included in and to govern this Master Agreement by any of the provisions of the Trust Indenture Act, such provision deemed to be included herein shall control.

                  Section 1.06. Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  Section 1.07. Successors and Assigns.

                  All covenants and agreements in this Master Agreement or any Series Supplement by the Obligors or by the Obligors' Agent, on behalf of the Obligors or in its or their individual capacity, shall bind its or their successors and assigns, whether so expressed or not.

                  All agreements by the Trustee and the Servicer in this Master Agreement or any Series Supplement shall bind its successors and assigns.

                  Section 1.08. Benefits of Agreement.

                  To the extent specified in the related Series Supplement, each of the related Series Support Providers and their successors and assigns shall be a third-party beneficiary to the provisions of this Master Agreement and such Series Supplement, insofar as such provisions apply to the related Notes, and shall be entitled to rely upon and, so long as no Series Support Provider Default shall have occurred and be continuing with respect to such Series Support Provider, directly to enforce such provisions of this Master Agreement and such Series Supplement. Except as aforesaid, nothing in this Master Agreement or any Series Supplement or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the

Holders of the related Notes, and any other party secured hereunder, and any other Person with an ownership interest in any part of the related Series Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Master Agreement. The related Series Support Provider may disclaim any of its rights and powers under this Master Agreement (in which case the Trustee may exercise such right or power hereunder), but not its duties and obligations under the related Series Support, upon delivery of a written notice to the Trustee and to the Obligors' Agent.

                  Section 1.09. Allocation of Series to Groups.

                  To the extent so provided in the Series Supplement for any Series or in an amendment to this Master Agreement executed pursuant to subsection 13.01(a), specified Series may be allocated in whole or in part to one or more Groups as may be provided in such Series Supplement or amendment for the purpose of receiving Crossover Amounts with respect to the Series Trust Estate(s) of such other Series in such Group.

                  Any such Series Supplement or amendment may provide that (i) such allocation to one or more particular Series or Groups may terminate upon the occurrence of certain events specified therein and (ii) that upon the occurrence of any such event, the related Crossover Amounts may be reallocated to other Series or Groups or to all Series, all as shall be provided in such Series Supplement or amendment.

                  Section 1.10. Status of Obligors' Agent.

                  By its execution and delivery of a Series Supplement, each Obligor shall be deemed to have designated and appointed Marlin Leasing Receivables Corp. IV to act as its agent hereunder, under the Master Transfer Agreement and each Transfer Agreement Supplement and under each other related Series Related Document. The Obligors' Agent is responsible for executing and fulfilling all other duties expressly assigned to it in this Master Agreement, the Master Transfer Agreement and each Transfer Agreement Supplement and the Series Related Documents. The Obligors may, at any time in their discretion, remove the Obligors' Agent and appoint a new Obligors' Agent, which shall have duties described in this Section 1.10.

                                   Article II

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

                  Section 2.01. Representations, Warranties and Covenants of Obligors.

                  By its execution and delivery of a Series Supplement, each Obligor will be deemed to have made each of the following representations, warranties and covenants to the Trustee, the Noteholders of the related Series and any Series Support Provider for the related Series on which representations, warranties and covenants the Trustee relies in accepting the related Series Trust Estate in trust, on which the Noteholders of the related Series have relied in agreeing to purchase the related Notes and on which such Series Support Provider, if any, relies in agreeing to issue the related Series Support. Such representations, warranties and covenants are deemed to be made and affirmed on the

Series Closing Date for the related Series, and shall survive the date of the making or remaking of such representations and warranties. The covenants of each of the Obligors with respect to a Series shall continue until the Final Date of such Series.

                  (a) Each Obligor represents and warrants, as to itself, that:

                  (i) Existence and Power. Such Obligor is a legal entity duly organized, validly existing and in good standing under the laws of the State of its incorporation or formation (as set forth on Exhibit F to the related Series Supplement), and has all power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted.

                  (ii) No Conflict. The execution, delivery and performance by such Obligor of this Master Agreement and the other Series Related Documents to which it is a party, are within its powers, have been duly authorized by all necessary action, do not contravene or violate (i) its Organizational Documents, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Lien on assets of such Obligor or its Subsidiaries (except the interest conveyed to the Trustee); and no transaction contemplated hereby requires compliance with any bulk sales act or similar law. Each of the Series Related Documents to which such Obligor is a party has been duly executed and delivered by such Obligor.

                  (iii) Governmental Authorization. Other than the filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by such Obligor of this Master Agreement and the other Series Related Documents to which such Obligor is a party, except for such authorizations, approvals, actions, notices and filings as have already been obtained, taken or made in connection with Government Contracts.

                  (iv) Binding Effect. Each of this Master Agreement and the other Series Related Documents to which such Obligor is a party constitutes the legal, valid and binding obligation of such Obligor, enforceable against each Obligor, jointly and severally, in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally or general equitable principles.

                  (v) Compliance with Law. No practice, procedure or policy employed or proposed to be employed by such Obligor in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to such Obligor which, if enforced, would have a material adverse effect on such Obligor, any Pledged Property or the collectibility or value thereof, or the ability of such Obligor to perform its obligations hereunder or under any Series Related Documents.

                  (vi) Accuracy of Information. All information furnished in writing by such Obligor to the Trustee on or prior to the related Series Closing Date for purposes of or in connection with the Series Related Documents or any Pledge is true, accurate and complete in every material respect on the date such information is stated or certified, and all such information thereafter furnished by such Obligor to the Trustee will be, true, accurate and complete in every material respect, on the date such information is stated or certified.

                  (vii) Good Title; Perfection. Immediately prior to each Pledge hereunder, such Obligor shall be the legal and beneficial owner of the Contracts subject to such Pledge and is either the owner or, with respect to Equipment valued at greater than $25,000, has taken or is taking all requisite steps to obtain on its behalf a first priority perfected security interest in, all Equipment related thereto and the Related Security with respect thereto, free and clear of any Lien except as created by this Master Agreement and the other Series Related Documents, and such Obligor has the legal right to Pledge the Contracts and the associated Collections and Related Security to the Trustee.

                  (viii) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of such Obligor, threatened before any Governmental Authority (i) asserting the invalidity of the Series Related Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by the Series Related Documents, (iii) seeking any determination or ruling that, in the reasonable judgment of such Obligor, would materially and adversely affect the performance by such Obligor of its obligations under the Series Related Documents or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of the Series Related Documents.

                  (ix) Financing Statements. Such Obligor has not filed any financing statements with respect to the interests of the Obligors' Agent, Marlin Leasing Receivables IV LLC ("MLR IV LLC") or the Transferor in the Contracts under any names other than "Marlin Leasing Receivables Corp. IV," "Marlin Leasing Receivables IV LLC" or "Marlin Leasing Corp."

                  (x) Investment Company Act. Such Obligor is not an "investment company" or an "affiliated person" of, or a "promoter" or "principal underwriter" for, an "investment company," in each case within the meaning of the Investment Company Act of 1940, as amended.

                  (xi) Solvency. Such Obligor is Solvent and is not in default under any mortgage, borrowing agreement or other instrument or agreement pertaining to indebtedness for borrowed money.

                  (xii) Taxes. Such Obligor has filed all federal, state and local tax returns which are required to be filed by it and has paid all taxes and other governmental charges, including any assessments received by it, to the extent that such taxes have become due.

                  (xiii) ERISA. Such Obligor is in compliance with ERISA and has not incurred and does not reasonably expect to incur any liabilities to the PBGC under ERISA in connection with any Plan or Multiemployer Plan or to contribute now or in the future in respect of any Plan or Multiemployer Plan.

                  (b)      Each Obligor covenants, as to itself, that:

                  (i) Use of Proceeds. No proceeds of any sale of the Notes will be used (i) for a purpose which violates, or would be inconsistent with, Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any security in any transaction which is subject to Section 13 or Section 14 of the Securities Exchange Act of 1934, as amended.

                  (ii) Places of Business; State of Incorporation. Except in accordance with Section 3.05(b), such Obligor will not (x) move its chief executive office from 639 Isbell Road, Suite 390, Reno, Nevada 89509 to another location and/or maintain any Records at any other locations and (y) change its state and jurisdiction of incorporation or formation from the jurisdiction set forth on Exhibit F to the related Series Supplement.

                  (iii) ERISA. Such Obligor shall not, and shall not cause or permit any Commonly Controlled Entity to, cause or permit to occur an event that could result in the imposition of a Lien under Section 412 of the IRC or Section 302 or 4068 of ERISA.

                  Section 2.02. Representations, Warranties and Covenants of Servicer.

                  The Servicer hereby makes the following representations, warranties and covenants to the Trustee, the Noteholders of the related Series and any Series Support Provider for the related Series on which representations, warranties and covenants the Trustee relies in accepting the related Series Trust Estate in trust and in authenticating the related Notes, on which the Noteholders of such Series have relied in purchasing their Notes and on which such Series Support Provider, if any, relies in agreeing to issue the related Series Support. Such representations, warranties and covenants shall be deemed to be made and affirmed on each Series Closing Date and shall survive the date of the making or remaking of such representations and warranties. Each of the Servicer's covenants shall continue until the Final Date of the last Outstanding Series.

                  (a) The Servicer represents and warrants, as to itself and its responsibilities, that:

                  (i) Organization and Good Standing. The Servicer is a corporation duly organized, validly existing in good standing under the laws of the State of Delaware (or, if other than Marlin, in the applicable state of its incorporation), has the power to own its assets and to transact the business in which it is presently engaged, and had at all relevant times and now has the power, authority and legal right to service the related Series Trust Estate.

                  (ii) Power and Authority. The Servicer has the power, authority and legal right to execute, deliver and perform this Master Agreement and the other Series Related Documents to which it is a party and the execution, delivery and performance of this Master Agreement and the other Series Related Documents to which it is a party have been duly authorized by the Servicer by all necessary corporate action.

                  (iii) Binding Obligation. This Master Agreement and the other Series Related Documents to which the Servicer is a party (assuming due authorization, execution and delivery by each of the other parties hereto and thereto), constitute legal, valid and binding obligations of the Servicer, enforceable against the Servicer in accordance with their respective terms, except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether in a proceeding at law or in equity.

                  (iv) No Conflict. The execution, delivery and performance by the Servicer of this Master Agreement and the other Series Related Documents to which it is a party, are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene or violate (i) its Organizational Documents, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any material agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Lien on any assets of the Servicer or its Subsidiaries, other than as contemplated by the Master Transfer Agreement (if Marlin is the Servicer making such representation and warranty) and this Master Agreement.

                  (v) No Proceedings. There are no proceedings or investigations to which the Servicer, or any of the Servicer's Affiliates, is a party pending or, to the best of the Servicer's knowledge, threatened before any court or other Governmental Authority
         (A) asserting the invalidity of this Master Agreement or any of the other Series Related Documents, (B) seeking to prevent the consummation of any of the transactions contemplated by this Master Agreement or any of the other Series Related Documents or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Master Agreement or any of the other Series Related Documents to which it is a party.

                  (vi) Approvals. All approvals, authorizations, consents, orders or other actions of any Governmental Authority or any other Person required to be obtained or taken by, or on the part of, the Servicer in connection with the execution and delivery of this Master Agreement or any of the other Series Related Documents to which it is a party have been or will be taken or obtained on or prior to the date so required to be taken or obtained.

                  (vii) Compliance with Law. No practice, procedure or policy employed or proposed to be employed by the Servicer in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to the Servicer which, if enforced, would have a material adverse effect on the Servicer or the ability of the Servicer to perform its obligations hereunder or under any Series Related Document.

                  (viii) Information. Each certificate, information, exhibit, financial statement, document, book or record or report furnished by the Servicer to the Trustee, the Obligors, the Rating Agencies, any Noteholder or any Series Support Provider in connection with this Master Agreement, any Series Supplement, any Series Related Document or the transactions contemplated hereby is accurate in all material respects as of its date, when considered as a whole with other such documents, and no such document contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not materially misleading as of its date.

                  (ix) Place of Business. The chief executive office of the Servicer is, as of the date hereof, and has been for the four months prior to the date hereof, at 124 Gaither Drive, Suite 170, Mount Laurel, NJ 08054.

                  (x) Financing Statements. The Servicer has not filed any financing statements with respect to the interests of the Obligors' Agent, MLR IV LLC or the Transferor in the Contracts under any names other than "Marlin Leasing Receivables Corp. IV," "Marlin Leasing Receivables IV LLC" or "Marlin Leasing Corp."

                  (xi) Event of Servicer Termination. To the best knowledge of the Servicer, there has not been an Event of Servicer Termination.

                  (b) The Servicer, for itself and on behalf of each related Series Obligor, covenants as to the Pledged Property comprising each Series Trust Estate:

                  (i) Lien in Force. The Servicer shall not release or assign any Lien in favor of the Trustee on any Contract, item of Equipment or other Related Security related to any Contract in whole or in part, except as expressly permitted hereunder.

                  (ii) Fulfill Obligation. The Servicer will duly fulfill and comply, in all material respects, with all obligations on the part of the "lessor" to be performed and fulfilled under or in connection with each Contract and all of the Servicer's other obligations to be fulfilled under or in connection with each Series Trust Estate. The Servicer will not amend, rescind, cancel or modify any Contract or any term or provision thereof, except as contemplated herein, and the Servicer will not do anything that would materially impair the rights of the Noteholders or any Series Support Provider with respect to any Series Trust Estate, except as contemplated herein.

                  (iii) Books and Records. The Servicer (1) will (A) maintain its books and records separate from the books and records of any Obligor, (B) maintain bank accounts separate from those of any Obligor and (C) conduct its business in an office separate from that of any Obligor and (2) will not (X) take any action that would cause the dissolution or liquidation of any Obligor, (Y) guarantee (directly or indirectly), endorse or otherwise become contingently liable (directly or indirectly) for the obligations of any Obligor (except as expressly permitted hereunder) or (Z) institute against any Obligor, or join any other person in instituting against any Obligor, any case, proceeding or other action under any existing or future bankruptcy, insolvency or similar laws.

                  Section 2.03. Representations and Warranties of Trustee.

                  On the Closing Date, the Trustee represents and warrants to the Noteholders of the related Series, the Servicer, the Obligors and any Series Support Provider for the related Series as to itself and its responsibilities:

                  (a) Organization and Good Standing. The Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America;

                  (b) Authorization. The Trustee has the power, authority and legal right to execute, deliver and perform this Master Agreement and the other Series Related Documents, and the execution, delivery and performance of this Master Agreement and the other Series Related Documents has been duly authorized by the Trustee by all necessary corporate action;

                  (c) No Violation. The execution, delivery and performance by the Trustee of this Master Agreement and the other Series Related Documents
(a) does not violate any provision of any law or any order, writ, judgment, or decree of any court, arbitrator, or governmental authority applicable to the Trustee or any of its assets, (b) does not violate any provision of the corporate charter or by-laws of the Trustee, (c) does not result in the creation or imposition of any Lien on any properties included in the Series Trust Estate (other than the Lien created hereby) and (d) does not violate any provision of, or constitute, with or without notice or lapse of time, a default under, the provisions of any mortgage, indenture, contract, agreement, or other undertaking to which the Trustee is a party, which violation or default could reasonably be expected to materially and adversely affect the Trustee's performance or ability to perform its duties under this Master Agreement the other Series Related Documents or the transactions contemplated in this Master Agreement or the other Series Related Documents;

                  (d) Governmental Authority. The execution, delivery and performance by the Trustee of this Master Agreement and the other Series Related Documents does not require the authorization, consent, or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency regulating the banking and corporate trust activities of the Trustee; and

                  (e) Due Execution and Enforceability. This Master Agreement and the other Series Related Documents have been duly executed and delivered by the Trustee and constitutes the legal, valid, and binding agreement of the Trustee, enforceable in accordance with its and their respective terms, and the Trustee meets the requirements of Section 11.08 hereof.

                                  Article III

                            PLEDGING THE TRUST ESTATE

                  Section 3.01. Series Trust Estates.

                  In order to secure the due and punctual payment of the principal of and interest on the Notes of the related Series and all other Series Secured Obligations of the related Series when and as the same shall become due and payable, whether as scheduled, by declaration of acceleration, prepayment or otherwise, according to the terms of this Master Agreement, the related Series Supplement and the related Notes, the related Series Obligors, pursuant to the related Series Supplement, shall pledge the related Series Trust Estate to the Trustee, all for the benefit of the Trustee for the benefit of the Holders of the Notes of the related Series and the other Series Secured Parties.

                  Section 3.02. Preservation of Series Collateral.

                  Subject to the rights, powers and authorities granted to the Trustee and the related Series Controlling Party herein and in the related Series Supplement, the related Series Obligors shall take all such action as is necessary and proper with respect to the related Series Trust Estate in order to preserve and maintain such Series Trust Estate. The Obligors will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such instruments of transfer or take such other steps or actions as may be necessary, or required by the Series Controlling Party, to perfect the security interests granted hereunder in the Series Trust Estate, to ensure that such security interests rank prior to all other Liens and to preserve the priority of such security interests and the validity and enforceability thereof. Upon any delivery of any portion of any Series Trust Estate to the Trustee, the Obligors shall be obligated to execute such documents and perform such actions as are necessary to create in the Trustee for the benefit of the related Series Secured Parties a valid first Lien on, and valid and perfected first priority security interest in, such Series Trust Estate so delivered, free and clear of any other Lien, together with satisfactory assurances thereof, and to pay any reasonable costs incurred by any of the Series Secured Parties or otherwise in connection with such delivery.

                  Section 3.03. Waiver of Stay or Extension Laws; Marshalling of Assets.

                  Each Obligor covenants, to the fullest extent permitted by applicable law, that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption law wherever enacted, now or at any time hereafter in force, in order to prevent or hinder the enforcement of this Master Agreement, any Series Supplement or any part hereof or thereof, to the fullest extent permitted by applicable law, for itself and all who may claim under it, hereby waives the benefit of all such laws, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted. Each Obligor, for itself and all who may claim under it, waives, to the fullest extent permitted by applicable law, all right to have any Series Trust Estate or any portion thereof marshaled upon any foreclosure or other disposition thereof.

                  Section 3.04. Noninterference, Etc.

                  No Obligor shall (i) waive or alter any of its rights under any portion of any Series Trust Estate (or any agreement or instrument relating thereto) without the prior written consent of the Series Controlling Party; or
(ii) take any action, or fail to take any action, if such action or failure to take action will interfere with the enforcement of any rights under the Series Related Documents.

                  Section 3.05. Obligor Changes.

                  (a) Change in Name, Structure, Jurisdiction of Formation, Etc. No Obligor shall change its name, identity, jurisdiction of formation or incorporation or corporate structure unless it shall have given the Trustee at least 30 days' prior written notice thereof and shall have effected any necessary or appropriate filings of financing statements or amendments thereto in order to maintain the Trustee's first priority perfected security interest in each Series Trust Estate.

                  (b) Relocation of the Obligors. No Obligor shall change its principal executive office or its jurisdiction of formation or incorporation unless it gives the Trustee at least 30 days' prior written notice of any relocation of its principal executive office or its jurisdiction of formation or incorporation. If any Obligor so relocates its principal executive office or principal place of business, such Obligor shall give prior written notice thereof to the Trustee and shall effect whatever appropriate recordations and filings are necessary in order to maintain the Trustee's first priority, perfected security interest in each related Series Trust Estate.

                  Section 3.06. Limited Recourse to Obligors.

                  (a) Notwithstanding anything to the contrary contained herein, the Trustee and each Holder by such Holder's acceptance of a Note hereunder agree that the obligations of the related Obligors hereunder, including, without limitation, the obligations of the related Obligors in respect of the Notes shall be payable solely from the related Series Trust Estate (including any Crossover Amounts included in such Series Trust Estate), and that neither the Trustee nor any Holder shall look to any other Property or assets of such Obligors, or to the Property or assets of any other Obligor, including, specifically but without limitation, the Series Trust Estate with respect to any other Series. No recourse shall be had for the payment of any amount owing in respect of any Obligors' obligations hereunder or for any payment obligation or claim arising out of or based on this Master Agreement against any Affiliate, agent, stockholder, employee, officer, director or incorporator of such Obligor.

                  (b) The Obligors' obligation to pay certain fees or expenses under, or claims arising out of, this Master Agreement shall be limited to moneys available to such Obligors from the related Series Trust Estate in accordance with the payment priority set forth in the related Series Supplement, and to the extent such funds are insufficient to pay such fees or expenses, it shall not constitute a claim against the Obligors.

                  Section 3.07. Authorization of Actions to Be Taken by the Trustee.

                  (a) The Trustee may take all actions it deems necessary or appropriate in order to enforce or exercise its rights under each Series Supplement in accordance with and subject to the provisions thereof. Subject to the provisions thereof, the Trustee shall have power to institute and to maintain suits and proceedings to prevent any impairment of the related Series Trust Estate by any acts which may be unlawful or in violation of the related Series Supplement or this Master Agreement, and suits and proceedings to preserve or protect its interests and the interests of the Holders of the related Notes and any Series Support Provider in the related Series Trust Estate (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security hereunder or be prejudicial to the interests of such Holders, any such Series Support Provider or the Trustee).

                  (b) The Trustee is authorized to receive any funds for the benefit of the Holders and any Series Support Provider distributed under the related Series Supplement and to make further distributions of such funds to the Holders of the related Notes and any Series Support Providers according to the provisions of such Series Supplement.

                  Section 3.08. Termination of Security Interests.

                  Upon the payment in full of all Series Secured Obligations, the Trustee shall, at the written request of the related Obligors and with the written consent of the Series Support Provider, if any, deliver such certificates, notices, and instruments stating that all Series Secured Obligations have been paid in full, and releasing the Trustee's Lien on the related Series Trust Estate with respect to such Series Secured Obligations.

                  Section 3.09. Filing; Maintenance of Contract Files.

                  On or prior to the initial Pledge Date with respect to a Series, the related Series Obligors shall, and shall cause the Transferor to, file blanket UCC-1 financing statements with respect to the related Series Trust Estate (which, in the case of any UCC-1 Financing Statement filed by such Obligors against the Transferor, shall be assigned by such Obligors to the Trustee). Notwithstanding the foregoing, it is expressly agreed that no such UCC-1 Financing Statement shall be filed with respect to any particular piece of Equipment, except to the extent then required by the Credit and Collection Policy, or as may otherwise be required in the related Transfer Agreement Supplement or any applicable Series Supplement. On or prior to each Pledge Date the related Obligors shall, and shall cause the Transferor to, mark their respective internal records (including, in the case of the Contractor, its electronic ledger) to reflect (x) the sale and conveyance of the related Pledged Property from the Transferor to the related Obligors and (y) the Pledge of the related Pledged Property to the Trustee.

                  Section 3.10. Costs and Expenses.

                  The related Obligors agree to pay all reasonable costs and disbursements (and in the event the related Obligors are unable to pay such costs and disbursements, the Servicer shall pay such amounts) in connection with the perfection and the maintenance of perfection and priority, as against all third parties, of the Trustee's rights, title and interests in and to each Series Trust Estate (other than the Equipment, except as otherwise expressly agreed to herein).

                                   Article IV

                                   NOTE FORMS

                  Section 4.01. Forms Generally.

                  The Notes of each Series shall be in substantially the form set forth in the related Series Supplement, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Master Agreement or the related Series Supplement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes.

                  The Notes of any Series or Class may be issued in bearer form ("Bearer Notes") with attached interest coupons and any other applicable coupon (collectively, the "Coupons") or in fully registered form (but which may be uncertificated) ("Registered Notes") and shall, to the extent represented by physical certificates, be substantially in the form of the exhibits with respect thereto attached to the applicable Series Supplement.

                  The Trustee's certificate of authentication shall be in substantially the form set forth in this Article.

                  The Notes shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner (provided that if any Notes are to be listed on any securities exchange, then in any such manner as may be permitted by the rules of any such securities exchange, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes).

                  Section 4.02. Form of Trustee's Certificate of Authentication.

                  Except as provided in Section 11.13, the Trustee shall authenticate each Note with a certificate of authentication in substantially the following form:

                  "This is one of the Notes designated herein referred to in the within-mentioned Master Agreement and the within-mentioned Series Supplement thereto.

                                            WELLS FARGO BANK MINNESOTA,
                                              NATIONAL ASSOCIATION,
                                              as Trustee

                                            By ________________________
                                               Authorized Signatory"

                  Section 4.03. Securities Legend.

                  Each Unregistered Note issued hereunder will contain the following legend limiting sales to "Qualified Institutional Buyers" within the meaning of Rule 144A under the Securities Act and to "Qualified Purchasers" as defined in Section 3(c)(7) of the Investment Company Act of 1940:

                  THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR REGULATORY AUTHORITY OF ANY STATE. THIS NOTE HAS BEEN OFFERED AND SOLD PRIVATELY. THE HOLDER HEREOF ACKNOWLEDGES THAT THESE SECURITIES ARE "RESTRICTED SECURITIES" THAT

                  HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE OBLIGORS AND THEIR AFFILIATES THAT THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION AND (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED PURCHASER WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

                                    Article V

                                    THE NOTES

                  Section 5.01. Amount Limited; Issuable in Series.

                  The aggregate principal amount of Notes which may be authenticated and delivered and Outstanding at any time under this Master Agreement is not limited; provided that any Series Supplement may so limit the aggregate principal amount of Notes of the related Series. The Notes shall be issued in one or more Series, and may be issued in Classes and/or Tranches within a Series (and Tranches within a Class).

                  No Series of Notes shall be issued under this Master Agreement unless (i) such Notes have been authorized pursuant to a Series Supplement, (ii) all conditions precedent to the issuance thereof, as specified in the related Series Supplement, shall have been satisfied and (iii) confirmation is obtained from the Rating Agencies that such issuance will not result in a change in any Facility Shadow Rating.

                  All Notes of each Series issued under this Master Agreement shall be in all respects equally and ratably entitled to the benefits hereof and secured by the related Series Trust Estate without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Master Agreement and the related Series Supplement.

                  Section 5.02. Execution, Authentication, Delivery and Dating.

                  The Notes shall be executed on behalf of the related Obligors or the Obligors' Agent by any of its Authorized Officers. The signature of any of these officers on the Notes may be manual or facsimile.

                  Notes bearing the manual or facsimile signatures of individuals who were at the time of execution of such Notes the proper officers of the Obligors or the Obligors' Agent shall bind the related Obligors, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes.

                  At any time and from time to time after the execution and delivery of this Master Agreement and the related Series Supplement, and upon satisfaction of all the conditions set forth in the related Series Supplement, the Obligors' Agent may deliver Notes of the related Series (including Notes of any Class or Tranche within such Series) executed by the Obligors' Agent to the Trustee or Authenticating Agent for authentication, together with an Obligors' Order for the authentication and delivery of such Notes and an Officer's Certificate that all conditions precedent for such issuance have been satisfied, and the Trustee in accordance with the Obligors' Order shall authenticate and make available for delivery such Notes.

                  Each Note shall be dated the date of its authentication.

                  No Note shall be entitled to any benefit under this Master Agreement or any Series Supplement or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee or the Authenticating Agent by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder and is entitled to the benefits of this Master Agreement and the related Series Supplement. Notwithstanding the foregoing, if any Note shall have been authenticated and delivered hereunder but never issued and sold by the Obligors' Agent, and the Obligors' Agent shall deliver such Note to the Trustee or the Authenticating Agent for cancellation as provided in Section 5.08 together with a written statement (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) stating that such Note has never been issued and sold by the Obligors' Agent, for all purposes of this Master Agreement such Note shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Master Agreement.

                  Section 5.03. Temporary Notes.

                  Pending the preparation of definitive Notes of any Series (or of any Class or Tranche within a Series), the Obligors' Agent may execute, and upon receipt of an Obligors' Order the Trustee or the Authenticating Agent shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, reproduced or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive

Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

                  If temporary Notes of any Series (or of any Class or Tranche within a Series) are issued, the Obligors' Agent will cause definitive Notes of that Series (or Class or Tranche) to be prepared without unreasonable delay. After the preparation of definitive Notes of such Series (or Class or Tranche), such temporary Notes shall be exchangeable for definitive Notes of such Series (or Class or Tranche) upon surrender of the temporary Notes at the office or agency of the Obligors. Upon surrender for cancellation of any one or more temporary Notes the Obligors' Agent shall execute, and the Trustee or the Authenticating Agent shall authenticate and make available for delivery, in exchange therefor a like principal amount of definitive Notes of the same Series (or Class or Tranche) and tenor of authorized denominations. Until so exchanged, the temporary Notes of any Series (or Class or Tranche) shall in all respects be entitled to the same benefits under this Master Agreement and the related Series Supplement as definitive Notes of such Series (or Class or Tranche).

                  Section 5.04. Registration, Registration of Transfer and Exchange, Transfer Restrictions.

                  The Obligors' Agent shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Obligors' Agent shall provide for the registration of Notes and of transfers of the Notes. The Trustee is hereby initially appointed "Note Registrar" for the purpose of registering Notes and transfers of the Notes as herein provided. Upon any resignation of any Note Registrar, the Obligors' Agent shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of the Note Registrar.

                  If a Person other than the Trustee is appointed by the Obligors' Agent as Note Registrar, the Obligors' Agent will give the Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Registrar, and the Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Trustee shall have the right to conclusively rely upon a certificate executed on behalf of the Note Registrar by an executive officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

                  Upon surrender for registration of transfer of any Note at the office or agency of the Obligors, the Obligors' Agent shall execute, and the Trustee or the Authenticating Agent shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like tenor and aggregate principal amount. At the option of a Registered Noteholder, Registered Notes (of the same Series and Class) may be exchanged for other Registered Notes of authorized denominations upon surrender of the Registered Notes to be exchanged at any such office or agency; Registered Notes, including Registered Notes received in exchange for Bearer Notes, may not be exchanged for Bearer Notes. At the option of the Holder of a Bearer Note, subject to applicable laws and regulations, Bearer Notes may be exchanged for other Bearer Notes or Registered Notes (of the same Series and Class) of authorized denominations upon surrender of the Bearer Notes to be exchanged at an office or agency of the Note Registrar located outside the United States. Each Bearer Note surrendered pursuant to this Section shall have attached thereto all unmatured Coupons; provided that any Bearer Note so surrendered after the close of business on the Record Date preceding the relevant payment date after the expected final payment date need not have attached the Coupon relating to such payment date (in each case, as specified in the applicable Series Supplement). Whenever any Notes are so surrendered for exchange, the Obligors' Agent shall execute, and the Trustee or the Authenticating Agent shall authenticate and make available for delivery, the Notes which the Holder making the exchange is entitled to receive.

                  All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the related Obligors, evidencing the same debt, and entitled to the same benefits under this Master Agreement and the related Series Supplement, as the Notes surrendered upon such registration of transfer or exchange.

                  Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Obligors' Agent or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Obligors' Agent, the Trustee and the Note Registrar duly executed by the Holder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or by a member firm of a national securities exchange, and such other documents as the Trustee may require.

                  No service charge shall be made for any registration of transfer or exchange of Notes, but the Obligors' Agent or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 5.03 or 5.05 not involving any transfer.

                  No Holder of an Unregistered Note shall transfer its Note, unless such transfer is made (x) (i) in accordance with Rule 144A of the Securities Act or (ii) pursuant to an exemption from registration provided by Rule 144 under the Securities Act (if available) and the registration and qualification requirements under applicable state securities laws and (y) to a qualified purchaser within the meaning of to Section 3(c)(7) of the Investment Company Act of 1940. No Note may be held by more than 99 Holders.

                  The preceding provisions of this Section 5.04 notwithstanding, the Obligors' Agent shall not be required to make, and the Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to such Note.

                  Section 5.05. Mutilated, Destroyed, Lost and Stolen Notes.

                  If any mutilated Note (together, in the case of Bearer Notes, with all unmatured Coupons (if any) appertaining thereto) is surrendered to the Trustee, the Obligors' Agent shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Note of the same Series and Tranche, of like tenor and principal amount and bearing a number not contemporaneously outstanding. If there shall be delivered to the Obligors' Agent and the Trustee and the related Series Support Provider, if any (unless a Series Support Provider Default shall have occurred and be continuing) (i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by them to hold each of them and any agent of any of them harmless, then, in the absence of notice to the Obligors' Agent, the Trustee or the related Series Support Provider that such Note has been acquired by a bona fide purchaser, the Obligors' Agent shall execute and upon its request the Trustee shall authenticate and make available for delivery (in the case of Bearer Notes, outside the United States), in exchange for or in lieu of any such destroyed, lost or stolen Note, a new Note (of the same Series and Class) of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable in full, the Obligors' Agent in its discretion may, instead of issuing a new Note, cause the related Obligors to pay such Note.

                  Upon the issuance of any new Note under this Section, the Obligors' Agent or the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Trustee and its counsel) connected therewith.

                  Every new Note of any Series issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the related Obligors, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Master Agreement and the related Series Supplement equally and proportionately with any and all other Notes of the same Series duly issued hereunder and under the related Series Supplement.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

                  Section 5.06. Final Distribution.

                  (a) The Servicer shall give the Trustee and the Series Support Provider, if any, at least 30 days prior notice of the Settlement Date on which the Noteholders of any Series or Class may surrender their Notes for payment of the final distribution on and cancellation of such Notes. Not later than the fifth Business Day of the month in which the final distribution in respect of such Series or Class is payable to Noteholders, the Trustee (based solely on the information provided to the Trustee by the Servicer) shall provide notice to the Noteholders of such Series or Class specifying (i) the date upon which final payment of such Series or Class will be made upon presentation and surrender of Notes of such Series or Class at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such payment date is not applicable, payments being made only upon presentation and surrender of such Notes at the office or offices therein specified (which, in the case of Bearer Notes, shall be outside the United States). The Trustee shall give such notice to the Note Registrar and the Paying Agent (if it is not acting in either capacity) at the time such notice is given to Noteholders.

                  (b) Notwithstanding a final distribution to the Noteholders of any Series or Class, except as otherwise provided in this paragraph, all funds then on deposit in the applicable Facility Account and any Series Account allocated to such Noteholders shall continue to be held in trust for the benefit of such Noteholders and the Paying Agent or the Trustee shall pay such funds to such Noteholders upon surrender of their Notes. In the event that all such Noteholders shall not surrender their Notes for cancellation within six months after the date specified in the notice from the Trustee described in paragraph (a), the Trustee shall give a second notice to the remaining such Noteholders to surrender their Notes for cancellation and receive the final distribution with respect thereto (which surrender and payment, in the case of Bearer Notes, shall be outside the United States). If within one year after the second notice all such Notes shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining such Noteholders concerning surrender of their Notes, and the cost thereof shall be paid out of the funds in the Series Account held for the benefit of the Noteholders. The Trustee and the Paying Agent shall upon written request pay to the related Obligors any moneys held by them for the payment of principal or interest that remains unclaimed for two years. After payment to the related Obligors, Noteholders entitled to the money must look to the related Obligors for payment as general creditors unless an applicable abandoned property law designates another Person.

                  (c) Any notice required or permitted to be given to a Holder of Registered Notes shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Note Register. No notice shall be required to be mailed to a Holder of Bearer Notes or Coupons but shall be given as provided below. Any notice so mailed within the time prescribed in this Master Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder receives such notice. In addition, (a) if and so long as any Series or Class is listed on the Luxembourg Stock Exchange and such Exchange shall so require, any notice to Noteholders shall be published in a newspaper of general circulation in Luxembourg within the time period prescribed in this Master Agreement and (b) in the case of any Series or Class with respect to which any Bearer Notes are outstanding, any notice required or permitted to be given to Noteholders of such Series or Class shall be published in an authorized newspaper within the time period prescribed in this Master Agreement.

                  Section 5.07. Persons Deemed Owners.

                  Prior to due presentment of a Note for registration of transfer, the related Obligors, the Obligors' Agent, the related Series Support Provider, the Trustee and any agent of any of them may treat (a) the Person in whose name any Registered Note is registered as the owner of such Registered Note for the purpose of receiving distributions pursuant to the terms of the applicable Series Supplement and for all other purposes whatsoever, and (b) the bearer of a Bearer Note or Coupon as the owner of such Bearer Note or Coupon for the purpose of receiving distributions pursuant to the terms of the applicable Series Supplement and for all other purposes whatsoever; and none of the Obligors, the Obligors' Agent, the related Series Support Provider, the Trustee nor any agent of any of them, shall be affected by notice to the contrary.

                  Section 5.08. Cancellation.

                  All Notes surrendered for payment, prepayment in whole or registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by the Trustee. The Obligors' Agent may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Obligors' Agent may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Notes previously authenticated hereunder which the Obligors' Agent has not issued and sold, and all Notes so delivered shall be promptly cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Master Agreement. All cancelled Notes held by the Trustee shall be held or destroyed by the Trustee in accordance with its standard retention or disposal policy as in effect at the time.

                  Section 5.09. Book-Entry Notes.

                  Unless otherwise specified in the related Series Supplement for any Series or Class, the Notes of each Series, upon original issuance, shall be issued in the form of one or more typewritten Notes representing the Book-Entry Notes, to be delivered to the Clearing Agency specified in the applicable Series Supplement, by, or on behalf of, the related Obligors. The Notes shall initially be registered on the Note Register in the name of the Clearing Agency or its nominee, and no Noteholder will receive a definitive certificate representing such Noteholder's interest in the Notes, except as provided in Section 5.11. Unless and until definitive, fully registered Notes ("Definitive Notes") have been issued to the applicable Noteholders pursuant to
Section 5.11 or as otherwise specified in any such Series Supplement:

                  (a) the provisions of this Section shall be in full force and effect;

                  (b) the related Obligors, the Servicer and the Trustee may deal with the Clearing Agency and the Clearing Agency Participants for all purposes (including the making of distributions) as the authorized representatives of the respective Noteholders;

                  (c) to the extent that the provisions of this Section conflict with any other provisions of this Master Agreement, the provisions of this Section shall control; and

                  (d) the rights of the respective Noteholders shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Noteholders and the Clearing Agency or the Clearing Agency Participants. Pursuant to the Depository Agreement, unless and until Definitive Notes are issued pursuant to Section 5.11, the Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the related Notes to such Clearing Agency Participants.

                  For purposes of any provision of this Master Agreement requiring or permitting actions with the consent of, or at the direction of, Noteholders evidencing a specified percentage of the aggregate Maximum Series Limit of Notes, such direction or consent may be given by Noteholders (acting through the Clearing Agency and the Clearing Agency Participants) owning Notes evidencing the requisite percentage of the Maximum Series Limits.

                  Section 5.10. Notices to Clearing Agency.

                  Whenever any notice or other communication is required to be given to Noteholders of any Series or Class with respect to which Book-Entry Notes have been issued, unless and until Definitive Notes shall have been issued to the related Noteholders, the Trustee shall give all such notices and communications to the applicable Clearing Agency.

                  Section 5.11. Definitive Notes.

                  (a) If Book-Entry Notes have been issued with respect to any Series or Class and (i) the Obligors' Agent advises the Trustee that the Clearing Agency is no longer willing or able to discharge properly its responsibilities under the Depository Agreement with respect to such Series or Class and the Trustee or the Obligors' Agent is unable to locate a qualified successor or (ii) the Obligors' Agent, at its option, advises the Trustee that it elects to terminate the book-entry system with respect to such Series or Class through the Clearing Agency, then upon surrender to the Trustee of any such Notes by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration of Definitive Notes, the Obligors' Agent shall execute and the Trustee shall authenticate and the Note Registrar shall deliver such Definitive Notes. Neither the Obligors' Agent nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. The Trustee shall recognize the Holders of such Definitive Notes as Noteholders hereunder.

                  (b) If a Series Supplement so provides, the Notes of such Series or any Class thereof will be evidenced by Definitive Notes.

                  (c) The holding of Bearer Notes shall be proved by the production of such Bearer Notes or by a certificate, satisfactory to the Obligors' Agent, executed by any bank, trust company or recognized securities dealer, wherever situated, satisfactory to the Obligors' Agent. Each such certificate shall be dated and shall state that on the date thereof a Bearer Note bearing a specified serial number was deposited with or exhibited to such bank, trust company or recognized securities dealer by the Person named in such certificate. Any such certificate may be issued in respect of one or more Bearer Notes specified therein. The holding by the Person named in any such certificate of any Bearer Note specified therein shall be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding (i) another certificate bearing a later date issued in respect of the same Bearer Note shall be produced, (ii) the Bearer Note specified in such certificate shall be produced by some other Person or
(iii) the Bearer Note specified in such certificate shall have ceased to be outstanding. The appointment of any proxy shall be proved by having the signature of the Person executing the proxy guaranteed by any bank, trust company or recognized securities dealer satisfactory to the Trustee.

                                   Article VI

                          ADMINISTRATION AND SERVICING
                               OF THE TRUST ESTATE

                  Section 6.01. Retention of Servicer; Responsibilities of Servicer.

                  (a) The Obligors hereby appoint the Servicer, and the Servicer hereby accepts such appointment, for the purpose of administering and servicing each Series Trust Estate; provided, however, that the Servicer shall administer and service each Series Trust Estate materially and only in conformance with the terms of this Master Agreement and shall take no action to affect adversely the interests of the Trustee, the Noteholders or any Series Support Provider in any Series Trust Estate. In consideration of such retention, the Obligors hereby agree to pay to the Servicer the Servicer Fee, such Servicer Fee to be paid as provided in each Series Supplement and none of the Trustee, any Noteholder or any Series Support Provider shall have any responsibility for the payment of such fee.

                  (b) The Servicer, for the benefit of the Trustee, the Noteholders and any Series Support Provider, shall be responsible for managing, servicing and administering each Series Trust Estate, enforcing and making collections on the Contracts, any Insurance Policies and any Related Security and enforcing any security interest in each item of Equipment, each in accordance with the standards and procedures set forth in this Master Agreement. The Servicer's responsibilities shall include collecting and posting of all payments, responding to inquiries of Users, investigating delinquencies, applying the Security Deposits, accounting for collections and furnishing monthly and annual statements to the Trustee with respect to each Series Trust Estate and distributions to be made hereunder, making Servicer Advances to the extent required by a Series Supplement, providing appropriate Federal income tax information to the Trustee for use in providing information to the Noteholders, collecting and remitting sales and property taxes on behalf of taxing authorities and maintaining the perfected first priority security interest of the Trustee in each Series Trust Estate.

                  Subject to the terms of this Section 6.01 and Section 6.02 of this Master Agreement, the Servicer shall have full power and authority, acting at its sole discretion, to do any and all things in connection with such managing, servicing, administration, enforcement and collection of the Contracts and the other property comprising each Series Trust Estate that it may deem necessary or desirable, including the prudent delegation of such responsibilities. Without limiting the generality of the foregoing, the Servicer shall, and is hereby authorized and empowered by the Obligors and the Trustee, subject to Section 6.02 hereof, to execute and deliver (on behalf of itself, the Noteholders, the Trustee or any of them) any and all instruments of satisfaction or cancellation, or of release or discharge and all other comparable instruments, with respect to the Contracts and the other property comprising each Series Trust Estate in accordance with (and to the extent permitted pursuant to) Section 6.11. The Servicer may also, for itself and on behalf of the Obligors, in the Servicer's sole discretion, waive any prepayment charge, late payment charge or penalty, or any other Servicing Charges that may become due from any User in the ordinary course of servicing any Contract. The Trustee shall execute and deliver any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder as may be prepared by the Servicer, at the Servicer's expense, and delivered to the Trustee for execution and delivery. The Trustee is not responsible for any legal insufficiencies in any such powers of attorney or other documents.

                  (c) The Servicer shall conduct the management, servicing, administration, collection or enforcement actions of or in connection with each Series Trust Estate in the following manner:

                  (i) The Servicer may sue to enforce or collect upon Contracts as agent for the Obligors and the Trustee. If the Servicer elects to commence a legal proceeding to enforce a Contract, the act of commencement shall be deemed to be an automatic assignment of the Contract to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding, it is held that the Servicer may not enforce a Contract on the ground that it is not a real party in interest or a holder entitled to enforce the Contract, then the related Obligor(s) and/or the Trustee shall, at the Servicer's written request and upon receipt from the Servicer of satisfactory indemnity, take such steps as the Servicer deems necessary to enforce the Contract, including bringing suit in its name or the names of the related Obligor(s) and/or the Trustee and/or the related Noteholders;

                  (ii) The Servicer shall exercise any rights of recourse against third parties that exist with respect to any Contract in accordance with the Servicer's usual practice. In exercising recourse rights, the Servicer is authorized on the Trustee's behalf to reassign the Contract to the person against whom recourse exists to the extent necessary, and at the price set forth in the document creating the recourse. The Servicer will not reduce or diminish such recourse rights, except to the extent that it exercises such rights;

                  (iii) The Servicer may grant to the User under any Contract any rebate, refund or adjustment that the Servicer in good faith believes is required because of the Prepayment in full of such Contract; provided, however, that the Servicer will not permit any rescission or cancellation of any Contract or take any action with respect to any Contract which would materially impair the rights of the Trustee in the Contract or the proceeds thereof;

                  (iv) In the event that the Servicer acquires title to any item of Equipment in the enforcement of any Contract, the Servicer shall use its best efforts to sell or otherwise dispose promptly of such item of Equipment, consistent with the standard of care set forth in Section 6.02 hereof; and

                  (v) The Servicer may not allow an offset of the amount of any Security Deposit against any Scheduled Payment or Booked Residual under such Contract, except as expressly permitted in Section 6.14 hereof.

                  Section  6.02. Standard of Care.

                  In managing, administering and servicing each Series Trust Estate and enforcing and making collections on the Contracts and any Related Security and Insurance Policies related to the Contracts pursuant to this Master Agreement, the Servicer will exercise that degree of skill and care consistent with that which the Servicer customarily exercises with respect to similar contracts owned or serviced by it. The Servicer shall comply with the Credit and Collection Policy and with all applicable Federal and State laws and regulations; shall maintain all State and Federal licenses and franchises necessary for it to perform its servicing responsibilities hereunder and thereunder; and shall not materially impair the rights of the Trustee, the Noteholders or any Series Support Provider in any Contracts or payments thereunder.

                  The Servicer shall comply with all applicable Requirements of Law, the noncompliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Servicer to perform its obligations under this Master Agreement, the related Series Supplements or the related Series Related Documents.

                  Section  6.03. Credit and Collection Policy.

                  The Servicer shall not amend or modify the provisions of the Credit and Collection Policy if such amendment or modification would, in the reasonable good faith business judgment of the Servicer, materially and adversely affect the interests of any Noteholder, the Trustee, or any Series Support Provider, without first obtaining the prior written consent of the Series Controlling Party of each affected Series.

                  Section  6.04. Maintenance of Interest in the Trust Estate.

                  The Servicer shall, in accordance with customary servicing procedures and at its own expense, use its best efforts to maintain perfection and priority of the Trustee's interest in each Series Trust Estate (other than with respect to the Equipment (unless otherwise required herein) and other than with respect to the Pledged Property removed from the Trust Estate pursuant to Section 6.11, 6.12 or 6.15 hereof). In connection with enforcing a Charged-Off Contract, the Servicer shall prepare, the related Obligor shall (and, to the extent necessary, shall cause the Transferor to) execute and deliver to the Servicer, and the Servicer shall file any necessary UCC financing statements and/or amendments naming the Trustee as secured party with respect to the related Equipment.

                  Section 6.05. Servicing Compensation; Payment of Certain Expenses by Servicer.

                  (a) As compensation for its activities, the Servicer shall be entitled to receive the Servicer Fee in accordance with this Section
6.05 and the Series Supplements. The monthly Servicer Fee shall be payable to the Servicer, in arrears for each Collection Period, on the Settlement Date in respect of such Collection Period. The Servicer Fees shall be payable to the Servicer solely to the extent amounts are available for distribution pursuant to
Section 7.02 hereof and the Series Supplements; provided, that in accordance with such provisions, any such Servicer Fees not paid when due as a result of there not being sufficient available funds therefor shall be payable on any future Settlement Dates to the extent amounts are then available for the payment thereof.

                  (b) The Servicer shall be required to pay all expenses incurred by the Servicer in connection with its activities hereunder, including, without limitation, fees and disbursements of the Independent Accountants, taxes imposed on the Servicer (but excluding any sales taxes or other taxes imposed on any User, any Broker, the Obligors, the Transferor, the Trustee, any Noteholder, or any other Person), expenses incurred in connection with distributions and reports to Noteholders and all other fees and expenses not expressly stated hereunder to be for the account of the Obligors.

                  (c) In connection with any transfer of the servicing obligations to a successor Servicer in accordance with Section 9.02 hereof, the Back-up Servicer shall be entitled to reimbursement of Transition Costs as provided in each Series Supplement.

                  Section  6.06. Servicer's Certificate.

                  Not later than the time specified in the related Series Supplement, the Servicer shall deliver to the Obligors' Agent, the Trustee and any Series Support Provider a Servicer's Certificate containing the information required by the related Series Supplement, with respect to the related Series Trust Estate, Collection Period and Settlement Date. Two Business Days prior to each Determination Date, the Servicer shall deliver to the Back-up Servicer and any Series Support Provider a Computer Tape in a format acceptable to the Back-up Servicer and any Series Support Provider containing the information from which the Servicer prepared the Servicer's Certificate, as well as any additional information reasonably requested by the Back-up Servicer prior to such Determination Date.

                  Section  6.07. Annual Statement as to Compliance.

                  The Servicer will deliver to the Obligors' Agent, the Trustee and each Series Support Provider, not later than 90 days after the end of each fiscal year, an

Officer's Certificate signed by a Servicing Officer, dated as of the last day of such fiscal year, stating that (a) a review of the activities of the Servicer during the preceding 12-month period and of the Servicer's performance under this Master Agreement has been made under such Servicing Officer's supervision and (b) nothing has come to such Servicing Officer's attention to indicate that an Event of Servicer Termination (or an event which with the giving of notice (other than pursuant to Section 9.01(a)(iv)) or passage of time, or both, would constitute an Event of Servicer Termination) hereunder has occurred and is continuing on such last day of such fiscal year or, if an Event of Servicer Termination or such other event has so occurred and is continuing, specifying each such Event of Servicer Termination or such other event known to such Servicing Officer and the nature and status thereof, and the steps, if any, necessary to remedy such Event of Servicer Termination or such other event.

                  Section 6.08. Financial Statements and Independent Accountant's Servicing Certificate Review.

                  (a) The Servicer shall, not later than 90 days after the end of each fiscal year, deliver to the Trustee, the Obligors' Agent and each Series Support Provider, a copy of the Servicer's annual audited financial statements for such fiscal year, audited by a firm of nationally recognized independent certified public accountants (within the meaning of the Securities
Act) (which, in the case of Marlin, shall be the Independent Accountant).

                  (b) The Servicer shall, within 45 days after the end of each of the first three calendar quarters of the Servicer's fiscal year, deliver to the Obligors' Agent, the Trustee and each Series Support Provider, quarterly, unaudited financial statements of the Servicer for such calendar quarter.

                  (c) The Servicer shall inform the Obligors' Agent, the Trustee and each Series Support Provider in writing of the Servicer's fiscal year and any change in such fiscal year.

                  (d) On or before March 31 of each calendar year, beginning with March 31, 2002, the Servicer shall cause a firm of nationally recognized independent certified public accountants (who may also render other services to the Servicer) to furnish a report (addressed to the Trustee) to the Trustee, the Servicer and each Series Support Provider to the effect that they have, for the one-year period ending on the preceding December 31, applied certain procedures agreed upon with the Servicer to compare the mathematical calculations of certain amounts set forth in the Servicer's Certificates delivered pursuant to Section 6.06 hereof during the period covered by such report with the Servicer's computer reports which were the source of such amounts and that on the basis of such agreed-upon procedures and comparison, such accountants are of the opinion that such amounts are in agreement, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such statement.

In the event such independent certified public accountants require the Trustee to agree to the procedures to be performed by such firm in any of the reports required to be prepared pursuant to this Section 6.08, the Servicer shall direct the Trustee in writing to so agree; it being understood and agreed that the Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Trustee has not made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

                  Section 6.09. Access to Certain Documentation and Information Regarding the Pledged Property.

                  (a) The Servicer and the Obligors shall each provide the Trustee, and/or any of the Trustee's duly authorized representatives, attorneys or accountants access to any and all documentation regarding each Series Trust Estate (including the List of Contracts) that the Servicer or the Obligors, as the case may be, may possess, such access being afforded without charge but only upon reasonable request and during normal business hours, so as not to interfere unreasonably with the Servicer's or any Obligor's, as the case may be, normal operations or customer or employee relations, at such offices of the Servicer or such Obligor, as the case may be, designated by the Servicer or an Obligor, respectively.

                  (b) The Servicer shall at all times during the term hereof either (x) keep available in physical form for inspection by the Trustee, or any of the Trustee's duly authorized representatives, attorneys or accountants a list of all Contracts then held as a part of each Series Trust Estate, together with a reconciliation of such list to the List of Contracts and each of the Servicer's Certificates, indicating the cumulative removals and additions of Contracts from such Series Trust Estate or (y) maintain electronic facilities which allow such a list of leases and reconciliation to be generated.

                  (c) The Servicer will maintain accounts and records as to each respective Contract serviced by the Servicer that are accurate and sufficiently detailed so as to permit (i) the reader thereof to know as of the most recent Calculation Date the status of such Contract, including payments and recoveries made and payments owing (and the nature of each), and (ii) reconciliation between payments or recoveries on (or with respect to) each Contract and the amounts from time to time deposited in the applicable Facility Account in respect of such Contract.

                  (d) The Servicer will maintain its computerized accounts and records so that (i) from and after the time of Pledge hereunder of each Contract to the Trustee, the Servicer's accounts and records (including any backup computer archives) that refer to any Contract indicate clearly that the Contract is part of a separate and distinct Series Trust Estate and (ii) the information relating to such Contracts can be recreated in the event of the destruction of the originals. Indication of a Contract being part of a Series Trust Estate will be deleted from or modified on the Servicer's accounts and records when, and only when, a Release Event has occurred with respect to such Contract.

                  (e) Nothing in this Section 6.09 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Brokers or Users, and the failure, as a result of such obligation of the

         Servicer, to provide access as provided in this Section 6.09 shall not constitute a breach of this Section 6.09.

                  (f) No person entitled to receive copies of such reports or tapes shall disclose the information therein to any Person, except such disclosures as are required upon appointment of a successor Servicer or by law and except that the Servicer consents to the disclosure of any material nonpublic information with respect to it (i) to any other such party, (ii) to any prospective or actual assignee or participant of any of them, (iii) by the Trustee to any Rating Agency, commercial paper dealer or Series Support Provider, or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which any Noteholders' Agent provides managerial services or acts as the administrative agent and (iv) to any officers, directors, employees, outside accountants and attorneys of any of the foregoing.

                  Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known, other than as the result of a disclosure by a party hereto in violation of the foregoing, or information obtained by the Trustee from sources other than the Servicer or an Obligor provided that the source of such information was not bound hereunder or by a confidentiality agreement or other contractual, legal or fiduciary obligation with respect to such information, (ii) disclosure of any and all information after prompt written notice to the Servicer (A) if, in the written opinion of counsel, required to do so by any applicable statute, law, rule or regulation, (B) to any government agency or regulatory body having authority to regulate or oversee any respects of the Trustee's business or that of its affiliates, (C) if, in the written opinion of counsel, required pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Trustee or an affiliate or an officer, director, employer or shareholder thereof is a party, (D) in any preliminary or final offering circular, registration statement or contract or other document pertaining to the transactions contemplated herein approved in advance by the Servicer or an Obligor or (E) to any affiliate, independent or internal auditor, agent, employee or attorney of Trustee having a need to know the same, provided that the Trustee advises such recipient of the confidential nature of the information being disclosed and such recipient agrees to comply with the terms of the foregoing, or (iii) any other disclosure authorized in writing by the Servicer or any Obligor.

                  Section  6.10. Other Necessary Data.

                  The Servicer shall, on request of the Trustee, furnish the Trustee such data necessary for the Trustee to discharge its obligations with respect to each Series Trust Estate and the related Notes as can be generated by the Servicer's existing data processing systems; provided, that to the extent that the Servicer's existing data processing systems cannot generate such data, the Servicer will cooperate with the Trustee in finding a method of furnishing such data. The Servicer will cooperate in generating additional data reasonably requested by the Trustee.

                  Section  6.11. Release of Contracts.

                  (a) Upon (i) payment in full of any Contract by the User or by any Person on behalf of such User, (ii) any removal of a Contract by the Transferor pursuant to Section 6.15 hereof, (iii) the Servicer's reasonable determination that all Residual Receipts with respect to any Charged-Off Contract have been received, (iv) any removal of a Contract by the Servicer pursuant to Section 6.12(b) hereof, (v) any removal of a Contract by the Obligors pursuant to Section 6.12(a) hereof or (vi) any removal of a Contract by the Transferor or the Obligors pursuant to Section 6.16 hereof (the events described in clauses (i) through (vi) being "Release Events"), the Servicer will so notify the Trustee of the occurrence thereof on the next succeeding Determination Date by certification (in the form set forth in the Series Related Documents for each Series) to the Trustee from a Servicing Officer, which certification shall include a statement to the effect that all amounts received in connection with such Release Event have been remitted to the applicable Facility Account and may request delivery of the Contract to the Servicer or other Person designated by the Servicer.

                  Upon the Trustee's receipt of such certification and request (subject to its confirmation of the receipt of the required funds in the applicable Facility Account), such Contract and the related Pledged Property appurtenant thereto shall be deemed to be released from the related Series Trust Estate. Upon release of such Contract, the Servicer is authorized to execute an instrument in satisfaction of such Contract and to do such other acts and execute such other documents as it deems necessary to discharge the User thereunder and release the related Equipment: (u) to the related User in the event of a Release Event described in clause (i) of the immediately preceding paragraph; (v) to the Transferor in the event of a Release Event described in clause (ii) of the immediately preceding paragraph; (w) to the Person, if any, purchasing the related Equipment in the event of a Release Event described in clause (iii) of the immediately preceding paragraph, or, if no person is purchasing such Equipment, to the related Obligor; (x) to itself in the event of a Release Event described in clause (iv) of the immediately preceding paragraph;
(y) to the related Obligor in the event of a Release Event described in clause
(v) of the immediately preceding paragraph or (z) to the related Obligor or the Transferor, as applicable, in the event of Release Event described in clause
(vi) of the immediately preceding paragraph.

                  (b) With respect to all Contracts so released from any Series Trust Estate, the Trustee shall assign, without recourse, representation or warranty, to the appropriate Person as directed by the Servicer, all of the Trustee's right, title and interest in and to such Contract and Pledged Property appurtenant thereto, such assignment being an assignment outright and not for security. Such Person will thereupon own such Contract and related Pledged Property appurtenant thereto free of any further obligation to the Trustee or the Noteholders with respect thereto. The Trustee shall also execute and deliver all such other instruments or documents as shall be reasonably requested by any such Person to be required or appropriate to effect a valid transfer of title to a Contract and the Pledged Property appurtenant thereto. Any instrument or documents required to be executed by the Trustee pursuant to this Section 6.11(b) shall be prepared by the Servicer (or such Person) at the Servicer's (or such Person's) expense; provided, that if the

Servicer is not Marlin or any of its Affiliates, then any such expenses to be paid by the Servicer pursuant to this Section 6.11(b) shall be paid by the Obligors.

                  Section 6.12. Removal Related to Upgrades or Trade-ins and Delinquent Contracts.

                  (a) In the event that a User requests (i) a termination of such User's Contract prior to the end of the scheduled original term of such Contract or (ii) an upgrade or trade-in of Equipment relating to such User's Contract (either of events (i) or (ii), a "User Termination Event"), then the related Obligor may remove the Contract and the related Equipment from the related Series Trust Estate during any Collection Period by remitting to the Trustee the applicable Prepayment Amount in the applicable Facility Account on or prior to the Determination Date relating to such Collection Period.

                  (b) The Servicer may during any Collection Period remove any Delinquent Contract and the Related Security from the related Series Trust Estate with respect to which Contract the User is in default or such default is, in the Servicer's judgment, imminent, by deposit by the Servicer of the applicable Prepayment Amount in the applicable Facility Account on or prior to the Determination Date relating to such Collection Period.

                  (c) Notwithstanding the foregoing provisions of Sections 6.12(a) and (b), no such removal of a Contract and Related Security shall be permitted if the Contract Balance Remaining for (i) such Contract and all other removed Contracts, plus (ii) all Substitute Contracts, plus (iii) Replaced Contracts, exceeds, or would, upon such removal, exceed ten percent (10%) of the Maximum Series Limit for such Series.

                  Section 6.13. Notification to Noteholders of Defaults and Events of Default.

                  The Servicer shall promptly notify the Trustee of any Default or any Event of Default upon the receipt of actual knowledge thereof by a Servicing Officer, and the Trustee shall promptly thereupon give written notice thereof to each of the Series Controlling Parties and each of the Series Support Providers.

                  Section  6.14. Security Deposits.

                  The Servicer acknowledges that the Security Deposits are held by the Transferor on behalf of the Users and the Trustee. In the event that (i) any User requests that a Security Deposit be applied as an offset against such User's payment obligations or Booked Residual under a Contract or (ii) any Contract becomes a Charged-Off Contract, the Servicer shall deliver to the Transferor written demand that the Transferor remit to the Servicer, on the next Business Day, out of the applicable User's Security Deposit an amount (the "Offset Amount") equal to the lesser of (a) the amount of such Security Deposit and (b) the amount of all unpaid and remaining Scheduled Payments and Booked Residuals as payment in respect of, first, any unpaid Scheduled Payments under the related Contract, and second, any unpaid Booked Residual under the related Contract.

The Servicer shall deposit any Offset Amount so delivered to it into the applicable Facility Account within two Business Days after its receipt thereof.

                  The Servicer shall notify the Transferor in writing of any demand it receives from a User for refund of such User's Security Deposit at the end of the term of the related Contract.

                  In no event shall the Trustee, the Obligors, any Noteholder or any Series Support Provider be liable to any User with respect to the Security Deposits. The Servicer shall indemnify and hold harmless the Trustee, the Noteholders and the Series Support Providers for any loss, cost and expense (including legal fees and expenses incurred by such parties in connection with the prosecution of claims made in connection therewith) suffered as a result of the Servicer's misappropriation or misapplication of any Security Deposit. This right of indemnification shall survive the termination of this Master Agreement.

                  Section  6.15. Removal of Nonconforming Pledged Property.

                  Upon discovery by an Obligor, the Trustee, the Servicer or any Series Support Provider of a breach of any of the representations or warranties of the Transferor set forth in the related Transfer Agreement Supplement with respect to any Contract (such breach, a "Transferor Breach"), the related Equipment or the related Contract File, as the case may be, the party discovering such breach shall give prompt written notice to the other parties. Except as specifically provided herein, the Trustee has no obligation to review or monitor the Pledged Property for compliance with such representations and warranties. As of the last day of the calendar month in which such breach was discovered or, if later, the last day of the calendar month in which the Servicer received the notice thereof (or, at the Servicer's and such Obligor's election, any earlier date), the Servicer, unless such breach shall have been waived or cured in all material respects prior to such time, shall cause the Transferor to remove such Contract and the related Pledged Property from the related Series Trust Estate. In consideration for the removal of such Pledged Property, the Transferor shall, no later than the Determination Date prior to the Settlement Date next following such date, pay the Prepayment Amount to the Servicer for deposit into the applicable Facility Account. Without limiting the foregoing in any way, in the event of a breach of any representation or warranty of the Transferor contained in any Transfer Agreement Supplement that materially and adversely affects any Contract or the related Contract File, unless the breach shall have been cured on or before the last day of the calendar month in which such breach was discovered or, if later, the last day of the calendar month in which the Servicer received the notice thereof, the Servicer shall enforce the obligation of the Transferor under the Master Transfer Agreement to repurchase such Contract.

                  Section  6.16. Substitution of Contracts.

                  (a) In lieu of removing a Contract as required under the provisions of Section 6.12(a), 6.12(b) or 6.15 hereof and subject to the provisions of Sections 6.16(b) and 6.16(c) below, either of the Obligors or the Transferor, as applicable, in their sole discretion, may substitute one or more Contracts (each a "Substitute Contract") and the related Equipment for and replace Contracts (each, a "Replaced Contract") and the related Equipment of a Series Trust Estate that (i) have become Charged-Off Contracts, (ii) are subject to a User Termination Event or
(iii) were subject to a Transferor Breach.

                  (b) Each Substitute Contract must be an Eligible Contract as of the applicable Transfer Date.

                  (c) No such substitution under this Section 6.16 shall be permitted on any Transfer Date if:

                  (i) the cumulative aggregate balance of the Contract Balance Remaining for all Substitute Contracts outstanding at the Transfer Date that were substituted in the applicable Series Trust Estate exceeds, or would upon such substitution exceed, ten percent (10%) of the Maximum Series Limit for such Series; or

                  (ii) such substitution results in a reduction of the aggregate Borrowing Base for the relevant Series Trust Estate.

                                  Article VII

                            ACCOUNTS AND ALLOCATIONS

                  Section 7.01. Establishment of Facility Accounts; Establishment of Advance Payment Accounts.

                  (a) With respect to each Series of Notes, on or prior to the related Closing Date, the Servicer, for the benefit of the Trustee, shall establish and maintain or cause to be established and maintained in the name of the Trustee, a segregated trust account in the Trustee's corporate trust department for the related Series, identified as the "Facility Account for Marlin Leasing Lease Receivables Facility, in trust for the Registered Holders of Series [Applicable Series] Notes and other Series [Applicable Series] Secured Parties" (each such account, a " Facility Account"). The Trustee shall make or permit withdrawals from each Facility Account only as provided in this Master Agreement and in the relevant Series Supplement. The Trustee shall possess all right, title and interest in and to all funds from time to time on deposit in each Facility Account and in all proceeds thereof.

                  (b) The Servicer, the Trustee, each Obligor, and the Transferor shall deposit to the applicable Facility Account any Collections received directly (rather than through any lockbox account) by any of them as soon as practicable (and, in any event, within two Business Days) after their respective receipt thereof.

                  (c) With respect to each Series of Notes, the Trustee, for the benefit of the related Noteholders, shall establish and maintain an account (each such account, an "Advance Payment Account") as a segregated trust account in the Trustee's corporate trust department, identified as the "Advance Payment Account for the Marlin Leasing

Lease Receivables Facility, in trust for the Registered Holders of the Series [Applicable Series] Notes and other Series [Applicable Series] Secured Parties." The Trustee shall make or permit withdrawals from the applicable Advance Payment Account only as provided in this Master Agreement and in the relevant Series Supplement. The Trustee shall possess all right, title and interest in and to all funds from time to time on deposit in each Advance Payment Account and in all proceeds thereof.

                  (d) All Advance Payments received by the Servicer, the Trustee, any Obligor, or the Transferor shall be deposited to the applicable Advance Payment Account in the same manner as Collections are deposited to the related Facility Account.

                  (e) Notwithstanding the foregoing, the Trustee and/or the Servicer may deduct from amounts otherwise specified for deposit to each Facility Account or Advance Payment Account, as applicable, any amounts previously deposited by the Trustee or the Servicer into such Facility Account or Advance Payment Account, as the case may be, but which are (i) subsequently uncollectible as a result of dishonor of the instrument of payment for or on behalf of the User or (ii) later determined to have resulted from mistaken deposits.

                  (f) Each Facility Account and Advance Payment Account shall be under the sole dominion and control of the Trustee for the benefit of the related Series Secured Parties; provided, however, that the Trustee may rely on the information and instructions provided by the Servicer in determining the amount of any withdrawals or payments to be made from either such account for the purposes of carrying out the Trustee's or the Servicer's duties hereunder or under any Series Supplement. Neither the Trustee nor the Servicer shall have any right of setoff or banker's lien against, and no right to otherwise deduct from, any funds held in any Facility Account or Advance Payment Account for any amount owed to it by the Servicer, any Obligor, the Transferor, the Trustee, any Noteholder or any Series Support Provider.

                  Section  7.02. Collections and Allocations.

                  On each Settlement Date, and as further set forth in the related Series Supplement, the Trustee shall distribute amounts on deposit in the related Series Accounts as described in the Servicer's Certificates relating to such Settlement Date.

                  Section 7.03. Investment of Funds in each Facility Account and the Advance Payment Account.

                  The Trustee, at the Obligors' Agent's written instruction, shall invest the amounts from time to time on deposit in each Facility Account and Advance Payment Account in Eligible Investments. In the absence of such a written instruction, the Trustee shall invest funds in each Facility Account and Advance Payment Account in Eligible Investments described in clause (f) of the definition thereof. Any funds in the Advance Payment Accounts and Facility Accounts which are not so invested must be insured by the Federal Deposit Insurance Corporation to the limits established by such corporation.

                                  Article VIII

                          THE SERVICER AND THE OBLIGORS

                  Section  8.01. Liability of Servicer; Indemnities.

                  (a) The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer herein and in the Series Supplements.

                  (b) Without in any way limiting the foregoing, the Servicer shall indemnify and hold harmless the Trustee, the Back-up Servicer, the Obligors, the Noteholders, any Series Support Provider (including their respective officers, directors, employees and agents) and any permitted assignee of any of the foregoing (each an "Indemnified Party" and collectively, the "Indemnified Parties") from and against any claims, expenses, losses, damages or liabilities (including, without limitation, attorneys' fees and expenses and court costs) suffered or incurred by any Indemnified Party (collectively, "Indemnified Amounts") arising out of or resulting in connection with (i) any breach by the Servicer of its representations and warranties or of its obligations under this Master Agreement or under any Series Supplement or (ii) from the use, repossession or operation of the Equipment by the Servicer or any of its Affiliates; provided, however, that the foregoing indemnity described in the immediately preceding clause (ii) shall not include any Indemnified Amounts to the extent resulting from willful misconduct or gross negligence of such Indemnified Party in the performance of any of his, her or its obligations and duties. Indemnification pursuant to this Section shall not be payable from any Series Trust Estate.

                  (c)      The Servicer shall pay any amounts owing pursuant to
Section 8.01(b) hereof directly to the applicable Indemnified Parties entitled to the receipt thereof, and such amounts shall not be deposited in the applicable Facility Account, Advance Payment Account or the Series Accounts. Any request by any Indemnified Party for indemnity pursuant to this Section 8.01 shall be made in writing delivered to the Servicer and the Trustee describing in reasonable detail the amount thereof and the circumstances giving rise thereto. The Servicer shall pay any such Indemnified Amounts within 30 days after its receipt of any such request therefor, it being understood and agreed, however, that payment of such amount shall not constitute a waiver of the Servicer's right to contest the basis for such indemnity so long as the Servicer provides written notice to the applicable Indemnified Party at the time of the Servicer's payment of the respective Indemnified Amounts, which written notice shall state the basis, in reasonable detail, for the Servicer's dispute of the requested Indemnified Amount.

                  (d) Indemnification under this Section 8.01 shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation reasonably incurred. If the Servicer has made any indemnity payments to any of the Indemnified Parties pursuant to this Section
8.01 and such party thereafter collects any of such amounts from others, such party will promptly repay such amounts collected to the Servicer, without interest.

                  (e) Notwithstanding anything contained herein to the contrary, if and to the extent that the Servicer is the Trustee or any successor Servicer appointed by the Trustee then such Servicer shall only be responsible pursuant to this Section 8.01 for any such amounts suffered or incurred by any such indemnified party hereunder as a result of the Trustee's or such other successor Servicer's gross negligence or willful misconduct.

                  (f) The agreements contained in this Section 8.01 shall survive the Final Date of the last Outstanding Series and the termination of this Master Agreement and any applicable Series Supplement.

                  Section 8.02. Merger, Consolidation, or Assumption of the Obligations of Servicer.

                  Any corporation (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Servicer shall be a party or (iii) succeeding to the business of the Servicer, shall be the successor to the Servicer hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that, such corporation in any of the foregoing cases shall execute an agreement of assumption, in a form reasonably satisfactory to the Trustee, agreeing to perform every obligation of the Servicer hereunder and under each Series Supplement and shall notify the Rating Agencies prior to such succession. Any corporation succeeding to the business of the Servicer by merger, consolidation or otherwise shall be a corporation organized and existing under the laws of the United States or any State and have a tangible net worth of at least $40,000,000. The Servicer shall provide prompt written notice of the effectiveness of any such event to the Obligors' Agent, the Trustee, each Series Controlling Party and each Series Support Provider.

                  Section  8.03. Limitation on Liability of Servicer and Others.

                  No directors, officers, employees or agents of the Servicer shall be under any personal liability to the Trustee, the Obligors or any of the Noteholders, for any action taken or for refraining from the taking of any action pursuant to this Master Agreement or for errors in judgment. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Except as provided herein, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service each Series Trust Estate in accordance with this Master Agreement and each Series Supplement and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may take any such action that is reasonable and that may be necessary or desirable in respect of this Master Agreement and each Series Supplement and the rights and duties of the parties hereto and thereto and the interests of the Trustee hereunder and thereunder. In the event the Servicer takes such action, the reasonably incurred legal expenses and costs of such action and any liabilities resulting therefrom shall be expenses, costs and liabilities of the related Series Trust Estate, and the Servicer shall be entitled to be reimbursed therefor in accordance with the terms hereof.

                  Section  8.04. Servicer Not to Resign.

                  Subject to the provisions of Section 8.02 hereof, the Servicer shall not resign from the obligations and duties hereby imposed on it as Servicer except upon determination that the performance of its duties hereunder is no longer permissible under applicable law. No such resignation shall become effective until a successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 9.02 hereof.

                  Section  8.05. Reserved.

                  Section  8.06. Indemnities of the Obligors.

                  (a) Without limiting any other rights which any of the Indemnified Parties may have hereunder, under any Series Supplement or under applicable law, each Obligor hereby agrees to indemnify each Indemnified Party from and against any and all Indemnified Amounts arising out of

                  (i) reliance on any representation or warranty or statement of such Obligor made or deemed made by such Obligor under or in connection with this Master Agreement or in any of the other Series Related Documents to which such Person is a party or in any certificate or report delivered in connection with any of the foregoing which shall have been incorrect in any material respect when made;

                  (ii) the failure by such Obligor to comply with this Master Agreement or any of the other Series Related Documents to which any such Person is a party, or the failure by such Obligor or the Transferor, to comply with any applicable law, rule or regulation with respect to any Contract, or the nonconformity of any Contract with any such applicable law, rule or regulation;

                  (iii) the failure to vest in the Trustee a first priority perfected security interest in the property pledged by such Obligor with respect to the related Series Trust Estate, free and clear of any Lien;

                  (iv) the failure of such Obligor to pay when due any taxes, including without limitation, sales, excise or personal property taxes payable in connection with any of the Contracts or any of the Equipment, to the extent required by Section 14.08 hereof.

                  (b) Any request by any Indemnified Party for indemnity pursuant to this Section 8.06 shall be made in writing delivered to the Obligors' Agent describing in reasonable detail the amount thereof and the circumstances giving rise thereto. The Obligors' Agent on behalf of the related Obligor(s) shall pay any such Indemnified Amounts within 30 days after its receipt of any such request therefor; it being understood and agreed, however, that payment of such amount shall not constitute a waiver of the Obligors' Agent right to contest the basis for such indemnity so long as the Obligors' Agent provides written notice to the applicable Indemnified Party at the time of the Obligors' Agent payment of the respective Indemnified Amounts, which written notice shall state the basis, in reasonable detail, for the Obligors' Agent's dispute of the requested Indemnified Amount.

                  (c) The agreement contained in this Section 8.06 shall survive the Final Date of the last Outstanding Series and the termination of this Master Agreement and each Series Supplement.

                  Section  8.07. Limitation on Liability of the Obligors.

                  The directors, officers, employees or agents of any Obligor shall not be under any liability to the Trustee, the Noteholders, the Transferor, the Servicer, any Series Support Provider or any other Person hereunder or pursuant to any document delivered hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the Obligors' execution and delivery of this Master Agreement and the issuance of the Notes. The Obligors may rely in good faith on any document of any kind prima facie properly executed and submitted by any other Person respecting any matters arising hereunder.

                                   Article IX

                              SERVICER TERMINATION

                  Section  9.01. Events of Servicer Termination.

                  (a) If any of the following events (each an "Event of Servicer Termination") shall occur and be continuing:

                  (i) any failure by the Servicer to make any payment, transfer or deposit, or, if applicable, to give instructions or notice to the Trustee to make such payment, transfer or deposit, relating to the payment of the interest or principal balance of any Note or the payment of any amount payable to a Series Support Provider, in either case, on or before the first Business Day following the date such payment, transfer or deposit or such instruction or notice is required to be made or given, as the case may be, under the terms of this Master Agreement or any applicable Series Supplement; or

                  (ii) the Servicer shall fail to perform or observe any other material term, covenant or agreement hereunder or in any Series Related Document (other than as described in clause (i) above), and such failure shall remain unremedied for 30 calendar days after the receipt by the Servicer of written notice of such failure from the Trustee;

                  (iii) any representation, warranty, certification or statement made by the Servicer in this Master Agreement, in any Series Related Document or in any other document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made (or deemed made), and such situation, if susceptible to cure, is not remedied within 30 calendar days after receipt by the Servicer of written notice of such situation from the Trustee;

                  (iv) an Insolvency Event shall occur with respect to the Servicer; or

                  (v)      a Series Event of Default shall occur.

then, and in each and every case, so long as an Event of Servicer Termination shall be continuing, the Trustee may, and, at the direction of the Majority Control Parties, shall, by notice (the "Servicer Termination Notice") then given in writing to the Servicer, terminate all, but not less than all, of the rights and obligations of the Servicer under this Master Agreement and each Series Related Document.

                  (b) On and after the time the Servicer receives a Servicer Termination Notice pursuant to this Section 9.01, all authority and power of the Servicer under this Master Agreement and each Series Related Document, whether with respect to the Notes or each Series Trust Estate or otherwise, shall pass to and be vested in the successor Servicer appointed pursuant to Section 9.02 hereof and, without limitation, such successor Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such Servicer Termination Notice, whether to complete the transfer of each Series Trust Estate and related documents or otherwise.

                  The Servicer agrees to cooperate with the Trustee and the successor Servicer in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the Servicer for deposit, or have been deposited by the Servicer, in any Advance Payment Account or Facility Account or thereafter received with respect to the related Series Trust Estate. To assist the successor Servicer in enforcing all rights with respect to any Related Security or under Broker Agreements and Insurance Policies to the extent that they relate to the Contracts, the Servicer, at its own expense, shall transfer its electronic records relating to such Contracts to the successor Servicer in such electronic form as the successor Servicer may reasonably request and shall transfer the related Contract Files and all other records, correspondence and documents relating to the Contracts that it may possess to the successor Servicer in the manner and at such times as the successor Servicer shall reasonably request. In addition to any other amounts that are then payable to the Servicer under this Master Agreement or any Series Related Document, the Servicer shall be entitled to receive reimbursement for any unreimbursed Servicer Advances made during the period prior to the delivery of a Servicer Termination Notice pursuant to this Section 9.01.

                  Section 9.02. Back-up Servicer to Act; Taking of Bids; Appointment of Successor Servicer.

                  (a)      (i)      Except as provided in Section 9.01(b)
         hereof, on and after the time the Servicer delivers its notice of resignation to the Trustee pursuant to Section 8.04 hereof or receives a Servicer Termination Notice pursuant to Section 9.01(a) hereof, the Back-up Servicer shall, unless prevented by law, automatically and without further action be the successor Servicer. If the Back-up Servicer cannot serve as successor Servicer, the Trustee shall appoint as successor Servicer another firm acceptable to it, each Series Support Provider, the Majority Control Parties and the Obligors' Agent.

                  (ii) The successor Servicer shall be the successor in all respects to the Servicer in its capacity as Servicer under this Master Agreement and the transactions set forth or provided for herein, and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof; provided, however, that the successor Servicer (x) shall not be required to make any Servicer Advance and (y) shall not be liable for any acts or omissions of the outgoing Servicer or for any breach by the outgoing Servicer of any of its representations and warranties contained herein or in any related document or agreement. With the prior written consent of each Series Support Provider (which consent shall not be unreasonably withheld), the successor Servicer may subcontract with another firm to act as subservicer so long as the successor Servicer remains fully responsible and accountable for performance of all obligations of the Servicer on and after the time the Servicer receives the Servicer Termination Notice. The successor Servicer shall be entitled to the Servicer Fee and any Increased Servicer Fee, subject to the taking of bids as described in subsection
         (b) below.

                  (b) Solely for purposes of establishing the fee to be paid to the successor Servicer upon receipt of a Servicer Termination Notice, the Back-up Servicer shall solicit written bids, with a copy to each Series Support Provider and the Trustee, if the Back-up Servicer is not also acting in the capacity of Trustee (such bids to include a proposed servicer fee and servicing transfer costs) from not less than three entities experienced in the servicing of contracts similar to the Contracts and that are not Affiliates of the Trustee, the Back-up Servicer, the Servicer or the Transferor and are reasonably acceptable to each Series Controlling Party. Any such written solicitation shall prominently indicate that bids should specify any applicable subservicing fees required to be paid from the Servicer Fee and that any fees and transfer costs in excess of the Servicer Fee shall be paid only in accordance with the relevant Series Supplement, as the Increased Servicer Fee. The successor Servicer shall act as Servicer hereunder and shall, subject to the availability of sufficient funds in the applicable Facility Account, receive as compensation therefor a fee equal to the fee proposed in the bids so solicited which provides for the lowest combination of servicer fee and transition costs, as reasonably determined by the Series Controlling Parties.

                  (c) The Servicer, the Back-up Servicer, the Transferor, the Trustee and such successor Servicer shall take such action, consistent with this Master Agreement, as shall be necessary to effectuate any such succession. The Back-up Servicer (or the Trustee, any Series Support Provider or the Noteholders if such Series Support Provider or such Noteholders have previously reimbursed the Back-up Servicer and the Trustee therefor) shall be reimbursed for Transition Costs, if any, incurred in connection with the assumption of responsibilities of the successor Servicer, upon receipt of documentation of such costs and expenses. The Back-up Servicer shall have no claim against the Servicer,

Transferor, any Noteholder, any Series Support Provider, the Trust Estate or any other Party to the Series Related Documents for any costs and expenses incurred in effecting such succession in excess of the amount specified in the definition of "Transition Costs."

                  Section  9.03. Notification of Event of Servicer Termination.

                  The Servicer shall promptly (and in no event more than two Business Days later) notify the Trustee and the Obligors' Agent in writing of any Event of Servicer Termination upon actual knowledge thereof by a Servicing Officer and the Trustee shall promptly (and in no event more than two Business Days later) thereupon give written notice thereof to each of the Series Controlling Parties and each of the Series Support Providers. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this
Article IX, the Trustee shall give prompt written notice thereof to each of the Noteholders, each of the Series Support Providers and the Transferor.

                  Section  9.04. Waiver of Past Defaults.

                  The Majority Control Parties, on behalf of all Noteholders, may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Any such waiver must be in writing and be signed by the Majority Control Parties or the Trustee acting on behalf (and at the direction) of the Majority Control Parties. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Servicer Termination arising therefrom shall be deemed to have been remedied for every purpose of this Master Agreement, any Series Related Document or otherwise. No such waiver shall extend to any subsequent similar or dissimilar default or impair any right consequent thereon except to the extent expressly waived in accordance with this Section 9.04.

                  Section  9.05. Effects of Servicer Termination.

                  (a) Upon the appointment of the successor Servicer, the terminated Servicer shall hold in trust for the Trustee and immediately remit any Scheduled Payments, Residual Receipts, Overdue Payments, Security Deposit, Insurance Proceeds, Advance Payments, Prepayments, and proceeds of any Related Security that it may receive pursuant to any Contract, any Broker Agreement, Insurance Policy or otherwise to the successor Servicer for the benefit of the Trustee; provided, that amounts representing Security Deposits shall be remitted as required by paragraph (b) below.

                  (b) After the delivery of a Servicer Termination Notice, the terminated Servicer shall have no further obligations with respect to the management, administration or servicing of any Series Trust Estate or the enforcement, custody or collection of the Contracts, and the successor Servicer shall have all of such obligations, except that the terminated Servicer will transmit or cause to be transmitted directly to the successor Servicer for the benefit of the Trustee (i) promptly upon receipt and in the same form in which received, any amounts held or received by the former Servicer (properly endorsed where required for the successor Servicer to collect them) as payments upon or otherwise in connection with Contracts or any Series Trust Estate and (ii) when and as required by

Section 6.14 hereof, amounts representing Security Deposits. The terminated Servicer's indemnification obligations pursuant to Section 8.01 hereof will survive its termination as the Servicer hereunder but will not extend to any acts or omissions of any successor Servicer.

                  (c) Notwithstanding Section 9.05(b) hereof, it is hereby agreed by the parties hereto that in the event that Marlin or any of its Affiliates no longer continues to perform as Servicer hereunder, the Obligors, upon the request of the Trustee, shall instruct the Transferor pursuant to the Master Transfer Agreement to exercise any rights under any Contract, any guaranty thereof, or Insurance Policy for the benefit of the Trustee and the related Series Secured Parties.

                  (d) An Event of Servicer Termination shall not affect the rights and duties of the parties hereunder other than those relating to the management, administration, servicing, custody or collection of the Contracts or the payment of certain expenses by the successor Servicer, in each case, as expressly set forth herein.

                  (e) The parties expressly acknowledge and consent to Wells Fargo Bank Minnesota, National Association acting in the possible dual capacity of Back-up Servicer or successor Servicer and in the capacity as Trustee. Wells Fargo Bank Minnesota, National Association may, in such dual capacity, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by Wells Fargo Bank Minnesota, National Association of express duties set forth in this Master Agreement in any of such capacities, all of which defenses, claims or assertions are hereby expressly waived by the other parties hereto except in the case of negligence (other than errors in judgment) and willful misconduct by Wells Fargo Bank Minnesota, National Association.

                  Section  9.06. Responsibilities of Back-up Servicer.

                  (a) On or before the first Original Issue Date until the receipt by the Servicer of a Servicer Termination Notice from the Trustee in accordance with Section 9.02 hereof, the Back-up Servicer shall perform, on behalf of the Series Secured Parties of each Series and the Trustee, the following duties and obligations:

                  (i) On or before the Original Issue Date, the Back-up Servicer shall accept from the Servicer delivery of the information required to be set forth in the Servicer's Certificate in hard copy and on tape (including, without limitation, the Computer Tape); provided, however, the computer tape is in a format to be agreed upon by the Back-up Servicer and the Servicer.

                  (ii) The Servicer will provide the Servicer's Certificate signed by a Servicing Officer, setting forth the information as of the last day of the Collection Period immediately preceding the related Settlement Date and after giving effect to any withdrawals, deposits and transfers to occur on or before the related Settlement Date, to the Back-up Servicer by 12:00 noon New York time two (2)

         Business Days prior to the Determination Date preceding each Settlement Date, and the Trustee will furnish or cause to be furnished such Servicer's Certificate to the Noteholders on or immediately following receipt thereof. In addition, the Servicer shall provide to the Back-up Servicer simultaneously with the delivery of such Servicer's Certificate a tape or other electronic media (in a format acceptable to the Back-up Servicer) containing the detailed account and payment information utilized to prepare such Servicer's Certificate. To enable the Servicer to prepare the Servicer's Certificate, the Trustee shall provide to the Servicer, on or before the fifth (5th) Business Day following the last day of each Collection Period, a statement as to the balances and total amount of investment income earned on funds on deposit in each Facility Account during the preceding Collection Period if held by the Trustee. The Trustee shall not have any duty or obligation to recalculate, recompute or verify the information contained on the Servicer's Certificate.

                  (b) During the period from the Original Issue Date until the Series Termination Date for the related Series Supplement or until the receipt by the Servicer of a Servicer Termination Notice, the Back-up Servicer shall perform, on behalf of the Series Secured Parties of each Series and the Trustee, the following duties and obligations:

                  (i) Prior to the related Settlement Date, the Back-up Servicer shall review the Servicer's Certificate to ensure that it is complete on its face.

                  (ii) Prior to becoming the successor Servicer, the Back-up Servicer shall be responsible for reviewing the Servicer's Certificate each month no later than the end of the month in which such Servicer's Certificate was delivered (assuming such Servicer's Certificate is delivered in accordance with the requirements of this Master Agreement). In performing such review of the Servicer's Certificate, the Back-up Servicer shall recalculate and verify the following information, based solely on information provided by the Servicer, with any discrepancies reported to the Series Controlling Parties and the Series Support Providers: (i) aggregate Contract Balance Remaining,
         (ii) aggregate Contract Principal Balance, (iii) note outstanding for each series, (iv) Servicing Fee for related Collection Period, (v) confirm number of Contracts, Delinquency Rate and Delinquency Ratio for 31-60, 61-90, 90+ day delinquent Contracts, (vi) confirm annualized Charged-Off Ratio, (vii) confirm concentrations by Broker, Vendor, Equipment, State, Government, Quarterly Payment and User. After performing its review, the Back-up Servicer will provide to the Trustee, the Obligors' Agent, the Servicer and the Series Support Providers by the last day of the calendar month in which the Servicer's Certificate is received a verification certificate, a form of which is attached hereto as Exhibit A. Except as otherwise expressly provided herein, the Back-up Servicer shall have no obligation to supervise, verify, monitor or administer the performance of the Servicer and shall have no liability for any action taken or omitted by the Servicer. The Back-up Servicer shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (c) Neither the Back-up Servicer nor any of its directors, officers, employees or agents shall be under any liability to any of the parties of this Master Agreement or the Noteholders, for any action taken or for refraining from the taking of any action pursuant to this Master Agreement; provided, however, that this provision shall not protect the Back-up Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of its duties. The Back-up Servicer and any such person may rely in good faith on the written advice of counsel or on any documents or any kind prima facie properly executed and submitted by any person respecting any matters arising under this Master Agreement.

                  (d) After the receipt of an effective Servicer Termination Notice by the Servicer in accordance with this Master Agreement or any Series Supplement, all authority, power, rights and responsibilities of the Servicer, under this Master Agreement and each Series Supplement, whether with respect to the Contracts or otherwise shall pass to and be vested in the Back-up Servicer as long as the Back-up Servicer is not prohibited by an applicable provision of law from fulfilling the same, as evidenced by an Opinion of Counsel. The successor Servicer, if Wells Fargo Bank Minnesota, National Association, its successors or assigns, shall have (i) no liability with respect to any obligation which was required to be performed by the terminated Servicer prior to the date that the successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer, (ii) no obligation to perform any repurchase or advancing obligations, if any, of the Servicer, (iii) no obligation to pay any taxes required to be paid by the Servicer, (iv) no obligation to pay any of the fees and expenses of any other party involved in this transaction and (v) no liability or obligation with respect to any Servicer indemnification obligations of any prior Servicer including the original Servicer other than those due to the gross negligence, willful misfeasance or bad faith of the successor Servicer in the performance of its duties under this Master Agreement.

                  Section  9.07. Back-up Servicer Compensation.

                  (a) As compensation for its performance under Section 9.06(a) and Section 9.06(b) the Back-up Servicer shall be paid the Back-up Servicer Fee and any amount set forth in the related Series Supplement.

                  (b)      As compensation for its performance under Section
9.02 above, the Back-up Servicer shall be entitled to such Servicer Fee and any Increased Servicer Fee pursuant to Section 9.02 hereof and other amounts (whether payable out of the applicable Facility Account or otherwise).

                  Section 9.08. Merger or Consolidation of, or Assumption of the Obligation of Back-up Servicer.

                  (a) Any Person (i) into which the Back-up Servicer may be merged or consolidated, (ii) which may result from any merger or consolidation to which the Back-up Servicer shall be a party, or (iii) which may succeed to the properties and assets of the Back-up Servicer substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Back-up Servicer hereunder, shall be the successor to the Back-up Servicer under this Master Agreement or any Series Supplement without further act on the party of any of the parties this Master Agreement or any Series Supplement.

                  (b) The Back-up Servicer, solely in its capacity as Back-up Servicer hereunder, hereby irrevocably and unconditionally waives all right of set-off that it may have under contract (including this Master Agreement or any Series Supplement), applicable law or otherwise with respect to any funds or monies of Marlin or any Obligor, at any time held by or in the possession of the Back-up Servicer.

                  (c) Upon the Back-up Servicer's resignation or termination pursuant to Section 9.09 hereof, the Back-up Servicer shall comply with the provisions of this Master Agreement and any Series Supplement until the acceptance of appointment by a successor Back-up Servicer. Any such successor Back-up Servicer shall be appointed by the Trustee subject to the approval of the Majority Control Parties.

                  Section  9.09. Back-up Servicer Termination or Resignation.

                  (a) The Trustee shall, at the direction of the Majority Control Parties, on behalf of all Noteholders, by notice in their sole discretion (the "Back-up Servicer Termination Notice") then given in writing to the Back-up Servicer, terminate all, but not less than all, of the rights and obligations of the Back-up Servicer under this Master Agreement and all Series Supplements with respect to the Series Trust Estate. Such notice shall state the effective date of the termination, which shall not be prior to the acceptance of the appointment by the successor Back-up Servicer which is reasonably acceptable to the Majority Control Parties.

                  (b) Provided that an Event of Servicer Termination has not occurred and is continuing, the Back-up Servicer may by notice in its sole discretion (the "Back-up Servicer Resignation Notice") then given in writing to the Trustee resign as the Back-up Servicer under this Master Agreement and all Series Supplements with respect to the Series Trust Estate and the Trustee shall promptly (and in any event within 2 Business Days) give notice thereof to each Series Controlling Party. Such notice shall state the effective date of the resignation, which shall not be prior to the acceptance of the appointment by the successor Back-up Servicer which is reasonably acceptable to the Majority Control Parties.

                  (c) If a Back-up Servicer Termination Notice is received by the Back-up Servicer or a Back-up Servicer Resignation Notice is given while it is performing under Sections 9.06(a) and 9.06(b) above, the Back-up Servicer agrees to cooperate with the Trustee, the Series Controlling Parties, the successor Servicer and the successor Back-up Servicer in effecting the termination of the Back-up Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the successor Servicer or the successor Back-up Servicer of all data then in the possession of the Back-up Servicer.

                  (d) If a Back-up Servicer Termination Notice is received by the Back-up Servicer or a Back-up Servicer Resignation Notice is given while it is performing under Section 9.02(a) above, the Back-up Servicer agrees to perform the obligations of the outgoing Servicer in accordance with this Master Agreement and each Series Supplement.

                  Section 9.10. Limitation on Liability of Back-up Servicer and Others.

                  (a) Neither the Back-up Servicer nor any of the directors, officers or employees or agents of the Back-up Servicer shall be under any liability to the Servicer, the Trustee, or the related Noteholders except as provided herein, for any action taken or for refraining from the taking of any action in good faith pursuant to this Master Agreement and any Series Supplement or for errors in judgment not involving willful misconduct, bad faith or negligence; provided, however, that this provision shall not protect the Back-up Servicer against any liability resulting from its breach of any representation or warranty made herein, nor shall this provision protect the Back-up Servicer against any liability that would otherwise be imposed by reason of willful misconduct, bad faith or gross negligence in the performance of its duties hereunder. Neither the Back-up Servicer nor any of its directors, officers or employees or agents shall be under any liability of any kind or type to any Person arising from the incomplete or inaccurate contents of any Computer Tape provided by the Servicer. The Back-up Servicer and any director, officer, employee or agent of the Back-up Servicer may conclusively rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder or in connection with the transactions contemplated herein.

                  (b) The Servicer shall indemnify the Back-up Servicer, its officers, directors, employees and agents for, and to hold it harmless against, any loss, liability or expense incurred, except to the extent that such loss, liability or expense was incurred through gross negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the Series Estate Trust and the performance of its duties hereunder, including the costs and expenses of defending against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  (c) The Back-up Servicer shall perform such duties and only such duties as are specifically set forth in this Master Agreement, and no implied covenants or obligations shall be read into this Master Agreement against the Back-up Servicer.

                  (d) The Back-up Servicer shall be entitled to the benefits and immunities afforded the Trustee pursuant to the provisions of Sections 11.01, 11.03 and 11.04 of this Master Agreement.

                  Section 9.11. Representations and Warranties of the Back-up Servicer.

                  The Back-up Servicer hereby makes the following representations and warranties for the benefit of the Trustee, the Series Support Providers and the related Noteholders:

                  (a) The Back-up Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America;

                  (b) The Back-up Servicer has the power, authority and legal right to execute, deliver and perform this Master Agreement and any Series Supplement, and the execution, delivery and performance of this Master Agreement and any Series Supplement has been duly authorized by the Back-up Servicer by all necessary corporate action;

                  (c) The execution, delivery and performance by the Back-up Servicer of this Master Agreement and the other Series Related Documents
(a) does not violate any provision of any law or any order, writ, judgment, or decree of any court, arbitrator, or governmental authority applicable to the Back-up Servicer or any of its assets, (b) does not violate any provision of the corporate charter or by-laws of the Back-up Servicer, (c) does not result in the creation or imposition of any Lien on any properties included in the Series Trust Estate and (d) does not violate any provision of, or constitute, with or without notice or lapse of time, a default under, the provisions of any mortgage, indenture, contract, agreement, or other undertaking to which the Back-up Servicer is a party, which violation or default could reasonably be expected to materially and adversely affect the Back-up Servicer 's performance or ability to perform its duties under this Master Agreement the other Series Related Documents or the transactions contemplated in this Master Agreement or the other Series Related Documents;

                  (d) The execution, delivery and performance by the Back-up Servicer of this Master Agreement and the other Series Related Documents does not require the authorization, consent, or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency regulating the banking and corporate trust activities of the Back-up Servicer; and

                  (e) This Master Agreement and the other Series Related Documents have been duly executed and delivered by the Back-up Servicer and constitutes the legal, valid, and binding agreement of the Back-up Servicer, enforceable in accordance with its and their respective terms.

                                   Article X

                         EVENTS OF DEFAULT AND REMEDIES

                  Section  10.01. Events of Default.

                  The "Events of Default," with respect to a Series, shall be set forth in the related Series Supplement.

                  Section 10.02. Collection of Indebtedness and Suits for Enforcement by Trustee; Authority of Series Controlling Party.

                  (a) Subject to the provisions of the related Series Supplement, if the Notes of any Series are accelerated following the occurrence of an Event of Default with respect to such Series, there shall be due and payable (but only from the funds available from the related Series Trust Estate), the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment of such interest shall be legally enforceable, upon overdue installments of interest, at the interest rate applicable to the Notes of such Series and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel and in addition thereto, all other indebtedness or other liabilities of the Transferor and the related Obligor to the Series Secured Parties of such Series arising from such Series.

                  (b) If an Event of Default occurs and is continuing with respect to a Series, the Trustee shall at the direction of the related Series Controlling Party, proceed to protect and enforce its rights and the rights of the related Series Secured Parties by such appropriate Proceedings as such Series Controlling Party shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Master Agreement or the related Series Supplement or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Master Agreement, the related Series Supplement, or by law.

                  (c) In case there shall be pending, relative to any Obligor or any other obligor upon the Notes of the related Series or any Person having or claiming an ownership interest in the related Series Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of any related Obligor or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to such Obligor or other obligor upon the Notes of such Series, or to the creditors or property of such Obligor or such other obligor, the Trustee, irrespective of whether the principal of any Notes of such Series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of such Notes or for other obligations owing and unpaid to the related Series Secured Parties and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee against the related Series Trust Estate (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of gross negligence or bad faith) and of the Noteholders of such Series and the other related Series Secured Parties allowed in such Proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes of such Series in any election of a trustee, a standby trustee or person performing similar functions in any such Proceedings;

                  (iii) to collect and receive any moneys or other property payable or deliverable on such claims and received with respect to the related Series Trust Estate and to distribute all amounts received with respect to the claims of the Noteholders of such Series and the other related Series Secured Parties on their behalf; and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee or the Holders of Notes of such Series and the other related Series Secured Parties, in each case against the related Series Trust Estate, allowed in any judicial proceedings relative to the Obligors, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of gross negligence or bad faith.

                  (d) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder or other related Series Secured Party any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or other related Series Secured Party or to authorize the Trustee to vote in respect of the claim of any Noteholder or other Series Secured Party in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

                  (e) All rights of action and of asserting claims under this Master Agreement, the related Series Supplement, any other Series Related Document or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the related Notes and the other Series Secured Parties in accordance with the related Series Supplement.

                  (f) In any Proceedings brought by the Trustee (including any Proceedings involving the interpretation of any provision of this Master Agreement or the related Series Supplement), the Trustee shall be held to represent all the Holders of the related Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

                  Section  10.03. Limitation on Suits.

                  No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Master Agreement or the related Series Supplement, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (i) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Notes of the related Series;

                  (ii) the Holders of not less than 50% of the Maximum Series Limit of the Notes of the related Series shall have made written request to the Trustee to institute such Proceeding in respect of such Event of Default in its own name as Trustee hereunder;

                  (iii) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding;

                  (v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority of the Maximum Series Amount of the Notes of the related Series; and

                  (vi) if any Series Support secures such Series, a Series Support Provider Default shall have occurred and be continuing.

                  It is understood and intended that no one or more of the Holders shall have any right in any manner whatever hereunder or under the Notes to (i) affect, disturb or prejudice the rights of the Holders of any other Notes, (ii) obtain or seek to obtain priority or preference over any other such Holder or (iii) enforce any right under this Master Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all such Holders.

                  Section 10.04. Unconditional Right of Holders to Receive Principal and Interest.

                  Subject to the provisions of Section 3.06 hereof, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note on or after the respective due dates thereof expressed in such Note, in this Master Agreement or the related Series Supplement and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder; provided, however, that (x) if such Series is secured by any Series Support, then, so long as no Series Support Provider Default shall have occurred and be continuing, no such suit shall be instituted and (y) in no event shall such right entitle any Holder to a payment from a source of funds other than the related Series Trust Estate.

                  Section  10.05. Restoration of Rights and Remedies.

                  If any of the Trustee, the related Series Support Provider or any Holder has instituted any Proceeding to enforce any right or remedy under this Master Agreement (or the related Series Supplement) and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee, the related Series Support Provider or to such Holder, then and in every such case, subject to any determination in such Proceeding, the Obligors, the Trustee, the related Series Support Provider and the related Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee, the related Series Support Provider and the related Holders shall continue as though no such Proceeding had been instituted.

                  Section  10.06. Rights and Remedies Cumulative.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of section 5.05, no right or remedy herein conferred upon or reserved to any of the Trustee, the related Series Controlling Party, the related Series Support Provider or to the related Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  Section  10.07. Delay or Omission Not Waiver.

                  No delay or omission of any of the Trustee, the related Series Controlling Party, any Series Support Provider or any Holder of any related Note to exercise any right or remedy accruing upon any related Default or related Event of Default shall impair any such right or remedy or constitute a waiver of any such related Default or related Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee, any Series Support Provider or to the related Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, any Series Support Provider or by the related Holders, as the case may be.

                  Section  10.08. Control by Holders.

                  If the Trustee is the Series Controlling Party with respect to a Series, the Holders of a majority of the Maximum Series Limit of the Notes with respect to such Series shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes; provided, that

                  (i) such direction shall not be in conflict with any rule of law, with this Master Agreement or with the related Series Supplement, and

                  (ii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  Section  10.09. Waiver of Past Defaults.

                  The Series Controlling Party with respect to a Series may, on behalf of the Holders of all the Notes of the related Series waive any past Default relating to such Series or Event of Default relating to such Series hereunder and its consequences, except a Default relating to such Series:

                  (i) in the payment of the principal of or interest, if any, on any Note of the related Series, or

                  (ii) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Outstanding Note of the related Series affected.

                  If the Trustee is the Series Controlling Party with respect to a Series the Trustee may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive any past Default or Event of Default of the related Series. If a record date is fixed, the Holders of the related Series on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any such Default or Event of Default, whether or not such Holders remain Holders after such record date; and unless such majority in principal amount shall have been obtained prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

                  Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this

Master Agreement and each applicable Series Supplement; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

                  Section  10.10. Undertaking for Costs.

                  All parties to this Master Agreement and each Series Supplement agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Master Agreement or the related Series Supplement, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Obligors, to any suit instituted by the Trustee or any Series Support Provider, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% of the Maximum Series Limit of the Notes of the related Series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest on any Note on or after the respective due dates expressed in such Note and the related Series Supplement.

                  Section  10.11. Action on Notes.

                  The Trustee's right to seek and recover judgment on the Notes or under this Master Agreement or any Series Supplement shall not be affected by the seeking, obtaining or application for any other relief under or with respect to this Master Agreement or such Series Supplement. Neither the lien hereof, the related Series Supplement nor any rights or remedies of the Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Trustee against the Obligors or by the levy of any execution under such judgment upon any portion of the related Series Trust Estate or upon any of the assets of the Obligors.

                                    Article XI

                                   THE TRUSTEE

                  Section  11.01. Certain Duties and Responsibilities.

                  (a) Except during the continuance of an Event of Default with respect to a Series:

                  (i) the Trustee undertakes to perform with respect to such Series such duties and only such duties as are specifically set forth in this Master Agreement and/or the related Series Supplement, and no implied covenants or obligations shall be read into this Master Agreement or the related Series Supplement against the Trustee; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Master Agreement and/or the related Series Supplement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Master Agreement and/or the related Series Supplement.

                  (b) If an Event of Default with respect to a Series has occurred and is continuing, the Trustee shall exercise such of the rights and powers with respect to such Series vested in it by this Master Agreement and/or the related Series Supplement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (c) No provision of this Master Agreement or any Series Supplement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct; provided, that

                  (i) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the related Series Support Provider or, if the related Series Support Provider is not a Series Controlling Party or if there is no Series Support Provider for such Series, the Holders of a majority of the Maximum Series Limit of the Notes of the related Series, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Master Agreement, the related Series Supplement or the related Series Support with respect to the Notes of the related Series; and

                  (iv) no provision of this Master Agreement or the related Series Supplement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or thereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d) Whether or not herein or therein expressly so provided, every provision of this Master Agreement and the related Series Supplement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of paragraphs (a), (b) and (c) of this Section.

                  (e) The Trustee shall not be liable for interest on any money received by it.

                  (f) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law or the terms of this Master Agreement or the related Series Supplement.

                  (g) The Trustee shall, upon one Business Day's prior notice received by the Trustee, permit any representative of the related Series Controlling Party or any representative of the related Series Support Provider, if any, during the Trustee's normal business hours, to examine all books of account, records, reports and other papers of the Trustee relating to the Notes of the related Series, to make copies and extracts therefrom and to discuss the Trustee's affairs and actions, as such affairs and actions relate to the Trustee's duties with respect to such Notes, with the Trustee's officers and employees responsible for carrying out the Trustee's duties with respect to such Notes.

                  (h) In no event shall the Trustee be required to perform, or be responsible for the manner of performance of, any of the obligations of any Servicer, with respect to any Series except during such time, if any, as the Trustee, in its capacity as successor Servicer for such Series shall be the successor to, and be vested with the rights, powers, duties and privileges of the Servicer in accordance with the provisions of Section 9.02 hereof.

                  (i) The Trustee shall maintain or cause to be maintained, in the Borough of Manhattan in the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange (except that Bearer Notes may not be surrendered for exchange at any such office or agency in the United States) and where notices and demands to or upon the Obligors in respect of the Notes, this Master Agreement and the related Series Supplement may be served.

                  Section  11.02. Notice of Defaults.

                  If a Default or Event of Default occurs and is continuing with respect to a Series and if it is known to a Responsible Officer of the Trustee, the Trustee shall mail to each Noteholder of the related Series notice of such Default or Event of Default promptly after it occurs and shall notify the Obligors, the Obligors' Agent, the Transferor, the Servicer, the Agent and the related Series Support Provider, if any, of any such Default or Event of Default promptly after it occurs. Except in the case of a Default in payment of principal of or interest on any Note, the Trustee may withhold the notice (but not to the related Series Support Provider, if any, or the Obligors) if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interest of the Noteholders of the related Series.

                  Section  11.03. Certain Rights of Trustee.

                  Subject to the provisions of Section 11.01:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Obligors mentioned herein shall be sufficiently evidenced by an Obligors' Order;

                  (c) whenever in the administration of this Master Agreement and/or any Series Supplement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officer's Certificate;

                  (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Master Agreement and/or any Series Supplement at the request or direction of any of the related Series Support Provider, if any, or the Holders of the related Series pursuant to this Master Agreement, unless such Series Support Provider or such Holders shall have offered to the Trustee reasonable security or indemnity to its satisfaction against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the related Obligors, personally or by agent or attorney; and

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

                  (h) The protective provisions and remedial provisions set forth in this Master Agreement benefiting the Trustee shall also benefit the Note Registrar, Paying Agent and Authenticating Agent to the extent the Trustee is also performing such roles.

                  Section 11.04. Not Responsible for Recitals or Issuance of Notes.

                  The recitals contained herein, in any Series Supplement and in the Notes, except the Trustee's certificates of authentication, shall be taken as the statements of the Obligors, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Master Agreement, any Series Supplement or of the Notes, or any Series Trust Estate. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Obligors of Notes or the proceeds thereof.

                  Section  11.05. May Hold Notes.

                  The Trustee, any Authenticating Agent, any Paying Agent, any Note Registrar or any other agent of the Obligors, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 11.07 and 11.12, may otherwise deal with the Obligors with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Note Registrar or such other agent.

                  Section  11.06. Compensation and Indemnity.

                  (a) As provided in each Series Supplement, the Trustee will be paid, and the Trustee shall be entitled to, certain annual fees with respect to its administration of the related Notes and the related Series Trust Estate, which shall not be limited by any law on compensation of a Trustee of an express trust, and certain reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services as more further set forth in the related Series Supplement. The Obligors' Agent agrees to cause to be provided to the Trustee indemnity against any and all loss, liability or expense (including reasonable attorneys' fees and expenses) incurred by it in connection with the administration of this trust and the performance of their duties hereunder.

                  (b) When the Trustee incurs expenses after the occurrence of an Insolvency Event with respect to any Obligor, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or similar law.

                  Section  11.07. Disqualification; Conflicting Interests.

                  If this Master Agreement is qualified under the Trust Indenture Act and if the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Master Agreement.

                  Section  11.08. Corporate Trustee Required; Eligibility.

                  There shall at all times be a Trustee hereunder, which shall
(a) be a commercial bank or trust company organized and doing business under the laws of the United States of America or any State thereof, (b) have a combined capital and surplus of at least $50,000,000, (c) have a long-term deposit rating of at least A3 from Moody's or otherwise be acceptable to Moody's and a long-term deposit rating of at least A- from S&P or otherwise be acceptable to S&P and (d) be authorized to exercise corporate trust powers and be subject to supervision or examination by Federal or State authority. If such commercial bank or trust company publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such commercial bank or trust company shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  Section 11.09. Resignation and Removal; Appointment of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 11.10.

                  (b) The Trustee may resign at any time with respect to the Notes by giving written notice thereof to the Obligors' Agent. If the instrument of acceptance by a successor Trustee required by Section 11.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes.

                  (c) The Trustee may be removed at any time with respect to the Notes by Act of the Majority Control Parties, delivered to the Trustee and to the Obligors' Agent.

                  (d)      If at any time:

                           (1)      The Trustee shall fail to comply with
                                    Section 11.07 after written request therefor by the Obligors, by any Holder or by any Series Support Provider, or

                           (2)      the Trustee shall cease to be eligible under
                                    Section 11.08 and shall fail to resign after written request therefor by the Obligors, by any such Holder or by any Series Support Provider, or

                           (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the

                                    Trustee or of its property shall be
                                    appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Obligors' Agent (with the consent of each Series Support Provider as to which a Series Support Provider Default has not occurred and is continuing) may remove the Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Notes, the Obligors' Agent (with the consent of each Series Support Provider as to which a Series Support Provider Default has not occurred and is continuing) shall promptly appoint a successor Trustee and shall comply with the applicable requirements of Section 11.10.

                  (f) The Obligors' Agent shall give notice of each resignation and each removal of the Trustee with respect to the Notes and each appointment of a successor Trustee with respect to the Notes by mailing written notice of such event by first-class mail, postage prepaid, to all holders of Notes as their names and addresses appear in the Note Register. Each notice shall include the name of the successor Trustee with respect to the Notes and the address of its Corporate Trust Office.

                  Section  11.10. Acceptance of Appointment by Successor.

                  (a) In case of the appointment hereunder of a successor Trustee with respect to the Notes, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Obligors' Agent, each Series Support Provider, if any and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Obligors' Agent, the related Series Support Provider, if any, or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  (b) Upon request of any such successor Trustee, the Obligors' Agent and each Obligor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) of this Section.

                  Section 11.11. Merger, Conversion, Consolidation or Succession to Business.

                  Any corporation or other entity into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or other entity succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or other entity shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. The Trustee shall provide the Obligors' Agent and each Series Support Provider prompt notice of any such transaction after the completion thereof. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

                  Section 11.12. Preferential Collection of Claims Against Obligors.

                  If this Master Agreement is ever qualified under the Trust Indenture Act, then the provisions of Section 311 of the Trust Indenture Act shall govern.

                  Section  11.13. Appointment of Authenticating Agent.

                  As of the date of the Master Agreement and at any time when any of the Notes remain Outstanding the Trustee may appoint an Authenticating Agent or agents with respect to one or more Series, Classes or Tranches of Notes which shall be authorized to act on behalf of the Trustee to authenticate Notes of such Series, Class or Tranche issued upon exchange, registration of transfer or partial prepayment thereof, or pursuant to Section 5.05, and Notes so authenticated shall be entitled to the benefits of this Master Agreement and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Master Agreement or any Series Supplement to the authentication and delivery of Notes by the Trustee upon exchange, registration of transfer or partial prepayment thereof or the Trustee's certificate of authentication in connection therewith, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Obligors' Agent, shall be authorized under law and shall meet the eligibility criteria established for the Trustee, as set forth in
Section 11.08 hereof. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an

Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Obligors' Agent. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Obligors' Agent. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be reasonably acceptable to the Obligors' Agent and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of the related Notes, as their names and addresses appear in the Note Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section. No resignation or termination of an Authenticating Agent shall become effective until a successor Authenticating Agent shall be appointed and qualified hereunder or the Trustee assumes the duties of Authenticating Agent hereunder.

                  The Obligors' Agent agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

                  In the event an Authenticating Agent is appointed under this Master Agreement, the Trustee shall incur no liability for such appointment or for any misconduct or negligence of such Authenticating Agent, including without limitation, its authentication of the Notes upon original issuance or pursuant to Sections 5.03, 5.04 or 5.05. In the event the Trustee does incur liability for any such misconduct or negligence of the Authenticating Agent, the Obligors' Agent agrees to indemnify the Trustee for, and hold it harmless against, any such liability, including the costs and expenses of defending itself against any liability in connection with such misconduct or negligence of the Authenticating Agent.

                  If an appointment with respect to one or more Series, Classes or Tranches is made pursuant to this Section, the Notes of such Series, Classes or Tranches may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                  This is one of the Notes referred to in the within-mentioned Master Agreement and the within-mentioned Supplement thereto.

                            Wells Fargo Bank Minnesota, National Association,
                              As Trustee

                            By:________________________________________________
                                 As Authenticating Agent

                            By:________________________________________________
                                 Authorized Officer

                  The provisions of Sections 11.01, 11.03 and 11.04 shall apply to the Trustee also in its role as Authenticating Agent for so long as the Trustee shall act as Authenticating Agent.

                  Section  11.14. Paying Agent.

                  (a) The payment responsibilities for the Notes shall be performed by a Paying Agent, appointed by the Obligors' Agent which shall be authorized to exercise corporate trust powers and shall meet the eligibility criteria established for the Trustee, as set forth in Section 11.08 hereof. The Trustee is hereby initially appointed Paying Agent for the purpose of making payments on the Notes as herein provided.

                  (b) Each Paying Agent shall be reasonably acceptable to the Obligors' Agent, shall be authorized under law and shall meet the eligibility criteria established for the Trustee, as set forth in Section 11.08 hereof. If such Paying Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Paying Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time a Paying Agent shall cease to be eligible in accordance with the provisions of this Section, such Paying Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which a Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Paying Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of a Paying Agent, shall continue to be a Paying Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Paying Agent.

                  A Paying Agent may resign at any time by giving written notice thereof to the Trustee and to the Obligors' Agent. The Trustee may at any time terminate the agency of a Paying Agent by giving written notice thereof to such Paying Agent and to the Obligors' Agent. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Paying Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Paying Agent which shall be reasonably acceptable to the Obligors' Agent and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of the related Notes, as their names and addresses appear in the Note Register. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as a Paying Agent. No successor Paying Agent shall be appointed unless eligible under the provisions of this Section. No resignation or termination of a Paying Agent shall become effective until a successor Paying Agent shall be appointed and qualified hereunder or the Trustee assumes the duties of Paying Agent hereunder.

                  The Obligors' Agent agrees to pay to each Paying Agent from time to time reasonable compensation for its services under this Section.

                  In the event a Paying Agent is appointed under this Master Agreement, the Trustee shall incur no liability for such appointment or for any misconduct or negligence of such Paying Agent. In the event the Trustee does incur liability for any such misconduct or negligence of the Paying Agent, the Obligors' Agent agrees to indemnify the Trustee for, and hold it harmless against, any such liability, including the costs and expenses of defending itself against any liability in connection with such misconduct or negligence of the Paying Agent.

                  The provisions of Sections 11.01, 11.03 and 11.04 shall apply to the Trustee also in its role as Paying Agent for so long as the Trustee shall act as Paying Agent.

                  Section  11.15. Appointment of Co-Trustee or Separate Trustee.

                  (a) Notwithstanding any other provisions of this Master Agreement, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Series Trust Estate may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the related Series Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the related Noteholders and other Series Secured Parties, such title to the related Series Trust Estate, or any part thereof, and subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 11.08 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 11.09 hereof.

                  (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder, and

                  (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee

                  (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Each instrument appointing any separate trustee or co-trustee shall refer to this Master Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Master Agreement and the related Series Supplement(s), specifically including every provision of this Master Agreement and the related Series Supplement(s) relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

                  (d) If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new successor trustee.

                                  Article XII

            HOLDERS' LISTS AND REPORTS BY TRUSTEE AND OBLIGORS' AGENT

                  Section 12.01. Obligors' Agent to Furnish Trustee Names and Addresses of Holders.

                  The Obligors' Agent will furnish or cause to be furnished to the Trustee with respect to each Series of Notes (a) not more than five days after the earlier of (i) each Record Date with respect to such Series and (ii) three months after the last Record

Date with respect to such Series, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Notes of such Series as of such Record Date, (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Obligors' Agent of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Trustee is the Note Registrar, no such list shall be required to be furnished. The Trustee or, if the Trustee is not the Note Registrar, the Obligors' Agent, shall furnish or cause to be furnished to the related Series Support Provider, if any, in writing on an annual basis and at such other times as such Series Support Provider may request in writing a copy of such list with respect to the related Series.

                  Section 12.02. Preservation of Information; Communications to Holders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 12.01 and the names and addresses of Holders received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in
Section 12.01 upon receipt of a new list so furnished.

                  (b) If three or more Holders of Notes of any particular Series (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Note for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Notes of such Series with respect to their rights under this Master Agreement, the related Series Supplement or under such Notes and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

                  (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 12.02(a), or

                  (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 12.02(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

Every Holder of Notes, by receiving and holding the same, agrees with the Obligors and the Trustee that neither the Obligors nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with
Section 12.01 or 12.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 12.01 or 12.02(b).

                  Section  12.03. Reports by Trustee.

                  If this Master Agreement is ever qualified under the Trust Indenture Act, then the Trustee shall comply with the provisions of Section 313 of the Trust Indenture Act.

                  Section  12.04. Reports by Obligors' Agent.

                  If this Master Agreement is qualified under the Trust Indenture Act, the Obligors' Agent on behalf of the Obligors shall:

                  (1) file or cause to be filed with the Trustee, within 15 days after the Obligors are required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Obligors may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Obligors are not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (2) file or cause to be filed with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Obligors with the conditions and covenants of this Master Agreement as may be required from time to time by such rules and regulations;

                  (3) transmit or cause to be transmitted by mail to all Holders, as their names and addresses appear in the Note Register, and to each Series Support Provider within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Obligors pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

                  (4) furnish any other periodic reports as required by the Trust Indenture Act.

                  Section  12.05. Trustee Internet Website.

                  The Trustee may make available to the related Series Controlling Party, the related Series Support Provider and the related Noteholders, via the Trustee's Internet Website, all reports or notices required to be provided by the Trustee with respect to a Series of Notes under the terms of this Master Agreement (including, but not limited to Sections 6.07 and 6.08) and the related Series Supplement available and, with the consent or at the direction of the Servicer and the Obligor's Agent, such other information regarding the Notes and/or the Contracts as the Trustee may have in its possession, but only with the use of a password provided by the Trustee or its agent to such Person upon receipt by the Trustee from such Person of a certification in the form of Exhibit B hereto; provided, however, that the Trustee or its agent shall provide such password to the parties to this Agreement and the designee of such parties (the parties to each Series Supplement and the related Series Controlling Party and related Series Support Provider shall be deemed to be designees) without requiring such certification. The Trustee will make no representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor.

                  The Trustee's Internet Website shall be initially located at "www.ABSNet.net" or at such other address as shall be specified by the Trustee from time to time in writing to each Series Controlling Party. In connection with providing access to the Trustee's Internet Website, the Trustee may require registration and the acceptance of a disclaimer. The Trustee shall not be liable for the dissemination of information in accordance with this Master Agreement.

                                  Article XIII

                          MASTER AGREEMENT SUPPLEMENTS

                  Section 13.01. Supplements Affecting All Series, or the Master Agreement Generally.

                  (a) Without the consent of any Holders, the Obligors, the Trustee when authorized by an Obligors' Order, the Servicer and each Series Support Provider, at any time and from time to time, may enter into one or more written supplements to this Master Agreement (the "Master Agreement Supplements"), in form satisfactory to the Trustee, for any of the following purposes:

                  (i) to authorize the issuance of one or more series of Notes; provided, that the consent of each Series Controlling Party is obtained in advance of such issuance and confirmation is obtained from the Rating Agencies that the issuance of such notes will not result in a change in any Facility Shadow Rating; or

                  (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another corporation to any Obligor or to the Obligors' Agent and the assumption by any such successor of the covenants of the Obligors or the Obligors' Agent herein, in any Series Supplement and in the Notes; or

                  (iii) to add to the covenants of the Obligors or the Obligors' Agent for the benefit the Holders of the Notes or to surrender any right or power herein conferred upon the Obligors or the Obligors' Agent; or

                  (iv) to add to or change any of the provisions of this Master Agreement to such extent as shall be necessary to permit or facilitate the issuance of Notes in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Notes in uncertificated form, or to facilitate the issuance of Notes in global form through the facilities of a Depository; or

                  (v) to modify the restrictions on and procedures for resale and other transfers of the Notes to reflect any change in applicable law or regulation (or the interpretation thereof) or in practices relating to the resale or transfer of restricted securities generally; or

                  (vi) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes and to add to or change any of the provisions of this Master Agreement as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 11.15; or

                  (vii) to modify, eliminate or add to the provisions of this Master Agreement to such extent as shall be necessary to qualify, requalify or continue the qualification of this Master Agreement (including any supplement) under the Trust Indenture Act, or under any similar Federal statute hereafter enacted, and to add to this Master Agreement such other provisions as may be expressly permitted by the Trust Indenture Act, excluding, however, the provisions referred to in
         Section 316(a)(2) of the Trust Indenture Act as in effect at the date as of which this instrument was executed or any corresponding provision in any similar Federal statute hereinafter enacted; or

                  (viii) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Master Agreement, as long as such action shall not adversely affect the interests of the Holders of Notes of any Series affected thereby in any material respect.

                  (b) Subject to the provisions of paragraph (c) below, the Obligors' Agent on behalf of the Obligors, the Servicer, each Series Support Provider and the Trustee, when authorized by an Obligors' Order, may, also without the consent of any of the Holders of the Notes, enter into a Master Agreement Supplement or Supplements for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Master Agreement or of modifying in any manner the rights of the Holders of the Notes under this Master Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder, and prior notification of such action shall be provided to the Rating Agencies.

                  (c) The Obligors' Agent on behalf of the Obligors, the Servicer, each Series Support Provider and the Trustee, when authorized by an Obligors' Order and upon prior notification of the Rating Agencies, also may, with the consent of the Holders of not less than a majority of the Maximum Series Limit of the Notes of each affected Series, by Act of said Holders delivered to the Obligors' Agent and the Trustee, enter into a Master Agreement Supplement or Supplements hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Master Agreement or of modifying in any manner the rights of the Holders of Notes under this Master Agreement; provided, that, subject to the express rights of the related Series Support Provider under the related Series Related Documents, no such Master Agreement Supplement shall, without the consent of the Holder of each Outstanding Note of each affected Series affected thereby,

                  (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof or the rate of, or method of computation of the rate of, interest thereon or any prepayment or redemption price with respect thereto, change the provision of this Master Agreement relating to the application or collections on, or the proceeds of the sale of, the related Series Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the respective due dates thereof, or

                  (ii) reduce the percentage of the Maximum Series Limit of the Notes, the consent of whose Holders is required for any such Master Agreement Supplement, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Master Agreement or certain defaults hereunder and their consequences) provided for in this Master Agreement, or

                  (iii) permit the creation of any lien prior to the lien created by the related Series Supplement with respect to any part of the related Series Trust Estate, or terminate the lien created by the related Series Supplement on any Pledged Property subject hereto or deprive any related Holder of the security afforded by the lien of the related Series Supplement, except to the extent expressly permitted by this Master Agreement, the related Series Supplement or any other related Series Related Document, or

                  (iv) modify any of the provisions of this Section except to increase any such percentage or to provide that certain other provisions of this Master Agreement, the related Series Supplement or the related Series Related Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby, or

                  (v) modify or alter the provisions of the second proviso to the definition of the term "Outstanding."

                  The Trustee may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any Master Agreement Supplement described in this Section 13.01. If a record date is fixed, the applicable Holders on such record date or their duly designated proxies, and only such Persons, shall be entitled to consent to such Master Agreement Supplement, whether or not such

Holders remain Holders after such record date; provided, that, unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed Master Agreement Supplement, but it shall be sufficient if such Act shall approve the substance thereof.

                  The Obligors' Agent shall in its discretion (which may be based on an Opinion of Counsel) determine whether or not any Notes would be affected by any Master Agreement Supplement and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Trustee shall not be liable for any such determination made in good faith.

                  Promptly after the execution by the parties hereto of any Master Agreement Supplement pursuant to this Section, the Trustee shall mail to the Holders of the Notes of the affected Series a notice setting forth in general terms the substance of such Master Agreement Supplement. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such Master Agreement Supplement.

                  Section  13.02. Supplements Authorizing a Series of Notes.

                  (a) Each Series of Notes issued hereunder shall be issued pursuant to a Series Supplement, which shall set forth the terms and provisions of such Series.

                  (b) Amendments to Series Supplements shall be governed by the provisions of Section 13.01 hereof, which for such purpose shall be deemed to refer only to the related Series Supplement and to the related Series Support Provider. The Trustee may conclusively rely on an Opinion of Counsel as to which Series Supplements relate to which Series, or to this Master Agreement (and thus all Series) as a whole.

                  Section  13.03. Execution of Master Agreement Supplements.

                  In executing, or accepting the additional trusts created by, any Master Agreement Supplement permitted by this Article or the modifications thereby of the trusts created by this Master Agreement, the Trustee shall receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such Master Agreement Supplement is authorized or permitted by this Master Agreement. The Trustee may, but shall not be obligated to, enter into any such Master Agreement Supplement which affects the Trustee's own rights, duties or immunities under this Master Agreement or otherwise.

                  Section  13.04. Effect of Master Agreement Supplements.

                  Upon the execution of any Master Agreement Supplement under this Article, this Master Agreement shall be modified in accordance therewith, and such Master Agreement Supplement shall form a part of this Master Agreement for all purposes, and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                  Section 13.05. Reference in Notes to Master Agreement Supplements.

                  Notes authenticated and delivered after the execution of any Master Agreement Supplement pursuant to this Article may, and shall if required by the Obligors, bear a notation as to any matter provided for in such Master Agreement Supplement. If the Obligors' Agent shall so determine, new Notes so modified as to conform, in the opinion of the Obligors' Agent, to any such Master Agreement Supplement may be prepared and executed by the Obligors' Agent and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

                                   Article XIV

                                    COVENANTS

                  The Obligors hereby covenant and agree that so long as this Master Agreement is in effect and (i) any Notes remain Outstanding or (ii) any obligation owed to a Series Support Provider or Series Secured Party remains unpaid or unperformed:

                  Section  14.01. Payment of Principal and Interest.

                  The related Obligors will duly and punctually pay or cause to be paid, on a nonrecourse basis and solely from the funds available from the related Series Trust Estate, the principal of and interest on the Notes of the related Series in accordance with the terms of such Notes, this Master Agreement and the related Series Supplement. Amounts on deposit in the related Series Account (other than amounts representing payments under any related Series Support) in respect of principal and interest on a Settlement Date shall constitute full satisfaction of the related Obligors' obligation with respect to the payment of such principal and interest on the related Notes. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest or principal shall be considered as having been paid by the related Obligors to such Noteholder for all purposes of this Master Agreement.

                  Section  14.02. Maintenance of Non-U.S. Office or Agency.

                  The Obligors will maintain or cause to be maintained (a) if and so long as any Series or Class is listed on the Luxembourg Stock Exchange, in Luxembourg, and (b) in London, in the case of Bearer Notes and Holders thereof, if any for so long as any Bearer Notes are outstanding, an office or agency where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Obligors in respect of the Notes, this Master Agreement and the related Series

Supplement may be served. The Obligors will give or cause to be given prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Obligors shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Obligors hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  Section  14.03. Consolidation, Merger, Sale of Assets.

                  (a) No Obligor shall consolidate or merge with or into any other Person, unless

                  (i) the Person (if other than such Obligor) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by a Master Agreement Supplement, executed and delivered to the Trustee, the Obligors' Agent, the Servicer, each Series Controlling Party and each Series Support Provider, the due and punctual payment of the principal of and interest on all Notes previously issued and having such Obligor as an Obligor with respect thereto and the performance or observance of every agreement and covenant of this Master Agreement and the related Series Supplement and each other related Series Related Document on the part of such Obligor to be performed or observed, all as provided herein and therein;

                  (ii) immediately after giving effect to such transaction, no Default with respect to any Series or Event of Default with respect to any Series previously issued and having such Obligor as a Series Obligor with respect thereto shall have occurred and be continuing;

                  (iii) each Series Support Provider and each Series Controlling Party relating to each Series previously issued and having such Obligor as a Series Obligor with respect thereto, if any, shall have consented in writing to such transaction;

                  (iv) any action as is necessary to maintain the validity and first priority, perfected nature of the lien and security interest created in favor of the Trustee by each related Series Supplement shall have been taken; and

                  (v) prior notification shall have been provided to the Rating Agencies.

                  (b) No Obligor shall convey or transfer all or substantially all of its properties or assets or any Series Trust Estate to any Person (except as expressly permitted by this Master Agreement, the related Series Supplement or the related Series Related Documents), unless

                  (i) the Person that acquires by conveyance or transfer such Series Trust Estate shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any State,
         (B) expressly assume, by a Master Agreement Supplement, executed and delivered to the Trustee and each Series Support Provider, the due and punctual payment of the principal of and interest on all Notes previously issued and having such Obligor as a Series Obligor with respect thereto and the performance or observance of every agreement and covenant of this Master Agreement, the related Series Supplement or the related Series Related Documents on the part of such Obligor to be performed or observed, all as provided herein and therein, (C) expressly agree by means of such Master Agreement Supplement that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the related Notes, (D) unless otherwise provided in such Master Agreement Supplement, expressly agree to indemnify, defend and hold harmless such Obligor against and from any loss, liability or expense arising under or related to this Master Agreement, the related Series Supplement and the Notes previously issued and having such Obligor as a Series Obligor with respect thereto and (E) expressly agree by means of such Master Agreement Supplement that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the related Notes;

                  (ii) immediately after giving effect to such transaction, no Default with respect to the affected Series or Event of Default with respect to any Series previously issued and having such Obligor as a Series Obligor with respect thereto shall have occurred and be continuing;

                  (iii) each Series Support Provider and each Series Controlling Party relating to each Series previously issued and having such Obligor as a Series Obligor with respect thereto, if any, shall have consented in writing to such transaction; and

                  (iv) any action as is necessary to maintain the validity and first priority, perfected nature of the lien and security interest created in favor of the Trustee by each related Series Supplement(s) shall have been taken.

                  Section  14.04. Negative Covenants.

                  The Obligors hereby covenant and agree that so long as this Master Agreement is in effect and (i) any Notes remain Outstanding or (ii) any obligation (other than any contingent liability or indemnity) owed to a Series Support Provider, a Series Secured Party or any Noteholder remains unpaid or unperformed:

                  (i) except as expressly permitted by this Master Agreement, each related Series Supplement and each related Series Related Document, sell, transfer, exchange or otherwise dispose of any of the properties or assets constituting any Series Trust Estate, unless directed to do so by the related Series Controlling Party;

                  (ii) claim any credit on, or make any deduction from the principal or interest in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder or any Series Support Provider by reason of the payment of the taxes levied or assessed upon any part of any Series Trust Estate; or

                  (iii) (A) except as permitted by this Master Agreement, any related Series Supplement or any related Series Related Documents, permit the validity or effectiveness of the related Series Supplement to be impaired, or permit the lien in favor of the Trustee created by the related Series Supplement to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to any Notes under this Master Agreement or any Series Supplement except as may be expressly permitted hereby, (B) permit any Lien (other than the Lien in favor of the Trustee created by the related Series Supplement) to be created on or extend to or otherwise arise upon or burden any Series Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens, storage liens and other liens that arise by operation of law, in each case on any Pledged Property and arising solely as a result of an action or omission of the related Users), (C) permit the lien in favor of the Trustee created by the related Series Supplement not to constitute a valid first priority (other than with respect to any such tax, mechanics', storage or other lien) and perfected security interest in the related Series Trust Estate, or (D) amend, modify or fail to comply with the provisions of the related Series Related Documents without the prior written consent of the related Series Controlling Party; or

                  (iv) contribute or incur any obligation to contribute to, or incur any liability in respect of, any Plan or Multiemployer Plan.

                  Section 14.05. Performance of Obligations; Servicing of Each Series Trust Estate.

                  (a) No Obligor will take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in any Series Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Master Agreement, the related Series Supplement or related Series Related Document or such other instrument or agreement.

                  (b) Any Obligor may contract with other Persons (including the Obligors' Agent) to assist it in performing its duties under this Master Agreement, and any performance of such duties by a Person identified to the Trustee and each related Series Support Provider in an Officer's Certificate of such Obligor shall be deemed to be action taken by such Obligor.

                  (c) Each Obligor will punctually perform and observe or cause to be performed and observed all of its obligations and agreements contained in this Master Agreement, each related Series Supplement, its Organizational Documents and each related Series Related Document and in the instruments and agreements included in each Series Trust Estate, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Master Agreement, each related Series Supplement and each related Series Related Document in accordance with and within the time periods provided for herein and therein.

                  (d) If any Obligor or the Obligors' Agent shall have knowledge of the occurrence of an Event of Servicer Termination under any Series Related Document, the Obligors shall promptly notify the Trustee, the related Series Controlling Party and the related Series Support Provider, if any, and shall specify in such notice the action, if any, such Obligor and the Obligors' Agent is taking with respect of such default. If such Servicer Termination Event shall arise from the failure of the Servicer to perform any of its duties or obligations hereunder with respect to the related Series Trust Estate, the Obligors and the Obligors' Agent shall take all reasonable steps available to it to remedy such failure.

                  (e) Upon any termination of any Servicer's rights and powers pursuant to this Master Agreement or any Series Related Document, the Obligors' Agent shall promptly notify the Trustee in writing.

                  Section 14.06. Money for Note Payments to Be Held in Trust.

                  All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the related Series Account shall be made on behalf of the related Obligors by the Trustee or by another Paying Agent, and no amounts so withdrawn from any Series Account for payments of Notes shall be paid over to any Obligor, except as provided in the related Series Supplement.

                  The related Obligors will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will, with respect to each related Series of
Notes:

                  (i) hold all sums held by it for the payment of the principal of or interest on the related Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (ii) give the Trustee notice of any default by the related Obligors in the making of any payment of principal or interest on such Notes;

                  (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent;

                  (iv) immediately resign as a Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of the related Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

                  The related Obligors may at any time, for the purpose of obtaining the satisfaction and discharge of any Series Supplement or for any other purpose, pay, or by Obligors' Order direct any Paying Agent to pay, to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, in trust for the payment of the principal of or interest on any Note and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Obligors' Agent, as specified in an Obligors' Order; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Obligors' Agent for payment thereof, and all liability of the Trustee, such Paying Agent or any Series Support Provider with respect to such trust money, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Obligors' Agent cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Obligors' Agent.

                  Section 14.07. Corporate Existence.

                  Except as provided in Section 14.03, each Obligor will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and material rights (charter and statutory) and material franchises of such Obligor; provided, however, that the Obligors, with the prior written consent of each Series Support Provider and each Series Controlling Party, shall not be required to preserve any such right or franchise if such Obligor shall determine that the preservation thereof is no longer desirable in the conduct of the business of such Obligor, and that the loss thereof is not disadvantageous in any material respect to the Holders of the related Notes.

                  Section 14.08. Payment of Taxes and Other Claims.

                  Each Obligor will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon such Obligor on any portion of any Series Trust Estate, or upon the income, profits or property of such Obligor, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the Property of such Obligor or on any portion of any Series Trust Estate; provided, however, that such Obligor shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and such Obligor shall have set aside on its books adequate reserves with respect thereto.

                  Section 14.09. Amendment of Organizational Documents.

                  (a) No Obligor will amend its Organizational Documents without the prior written consent of the related Series Controlling Parties and the prior notification of the Rating Agencies, and shall not amend its Organizational Documents in any manner that materially and adversely affects the Holders of the Notes or any Series Support Provider.

                  (b) No Obligor shall take any action which would adversely impact the corporate separateness of such Obligor with Marlin, or which would adversely impact its status as a "bankruptcy remote" entity. Each Obligor shall strictly abide by the restrictive provisions of its Organizational Documents in furtherance of the foregoing.

                  Section 14.10. Rule 144A Information.

                  With respect to the Holder of any Unregistered Note, the Obligors shall promptly furnish or cause to be furnished to such Holder or to a prospective purchaser of such an Unregistered Note designated by such Holder, as the case may be, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act ("Rule 144A Information") in order to permit compliance by such Holder with Rule 144A in connection with the resale of such Unregistered Note by such Holder; provided, however, that the Obligors shall not be required to furnish Rule 144A Information in connection with any request made on or after the date which is three years from the later of (i) the date such Note (or any predecessor Note) was acquired from the Obligors or (ii) the date such Note (or any predecessor Note) was last acquired from an "affiliate" of the Obligors within the meaning of Rule 144 under the Securities Act; and provided, further, that the Obligors shall not be required to furnish such information at any time to a prospective purchaser located outside the United States who is not a "United States Person" within the meaning of Regulation S under the Securities Act if such Note may then be sold to such prospective purchaser in accordance with Rule 904 under the Securities Act (or any successor provision thereto).

                  Section 14.11. Further Instruments and Acts.

                  Upon request of the Trustee, any Series Support Provider or any Series Controlling Party, each Obligor and the Obligors' Agent will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Master Agreement, any related Series Supplement and any related Series Related Document.

                  Section 14.12. Compliance with Laws.

                  Each Obligor shall comply with all applicable Requirements of Law, the noncompliance with which would, individually or in the aggregate, materially and adversely affect any portion of any Series Trust Estate or the ability of such Obligor to perform its obligations under the related Notes, this Master Agreement, the related Series Supplements or the related Series Related Document.

                  Section 14.13. Income Tax Characterization.

                  For purposes of Federal income, state and local income and franchise and any other income taxes, each Obligor will treat the related Notes as debt of such Obligor.

                                   Article XV

                            MISCELLANEOUS PROVISIONS

                  Section 15.01. Counterparts.

                  For the purpose of facilitating the execution of this Master Agreement and for other purposes, this Master Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

                  Section 15.02. Governing Law.

                  This Master Agreement, each Series Supplement and each Note shall be governed by, and construed in accordance with, the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, including Section 5-1401 of the General Obligation Laws of New York, but otherwise without regard to the conflicts of law provisions of any State.

                  Section 15.03. Notices.

                  All demands, notices and communications (other than periodic communications of a routine nature made in connection with the dissemination of information regarding the Pledged Property and the Servicer required to be delivered hereunder, which shall be delivered or mailed by first class mail) hereunder shall be in writing, personally delivered or mailed by overnight courier, and shall be deemed to have been duly given upon receipt (a) in the case of Transferor and the Servicer, at the following address: Marlin Leasing Corp., 124 Gaither Drive, Suite 170, Mt. Laurel, New Jersey 08054, Attention: Treasurer, (b) in the case of the Trustee, at the following address: MAC N9311-161 Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services - Asset Backed Administration, (c) in the case of the Obligors' Agent, at the following address: Marlin Leasing Receivables Corp. IV, 639 Isbell Road, Suite 390, Reno, Nevada 89509, Attention: Treasurer, and (d) in the case of any Series Support Party, at the address specified for such notice in the applicable Series Supplement, or, in each of the foregoing cases (a) through (d), at such other address as shall be designated by such party in a written notice to the other parties. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Note Register or the related Series Supplement. Any notice to a Noteholder which is so mailed within the time prescribed in this Master Agreement shall be conclusively presumed to have been duly given on the fifth Business Day following mailing, whether or not the Noteholder receives such notice.

                  Section 15.04. Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions, or terms of this Master Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Master Agreement and shall in no way affect the validity or enforceability of the other provisions of this Master Agreement or of the Notes or the rights of the Holders thereof or of any Series Support Provider.

                  Section 15.05. Binding Effect.

                  This Master Agreement shall inure to the benefit of, and shall be binding upon, (i) the Servicer, (ii) the Obligors' Agent and each Obligor,
(iii) the Trustee, (iv) the Noteholders, (v) the Series Support Providers, if any, (vi) to the extent expressly provided hereunder, the Affiliates of the Trustee, the Noteholders and the Series Support Providers, if any, and (vii) the respective successors and permitted assigns of each of the foregoing, subject, in each of the foregoing cases, to the limitations contained in this Master Agreement.

                  Section 15.06. Exhibits.

                  The exhibits to this Master Agreement are hereby incorporated herein and made a part hereof and are an integral part of this Master Agreement.

                  Section 15.07. Calculations.

                  All interest rate calculations under this Master Agreement will be carried out to at least seven decimal places. All payments on the Contracts shall be calculated on the Actuarial Method.

                  Section 15.08. Further Assurances.

                  The Obligors, the Obligors' Agent and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments and documents required or reasonably requested by the Trustee to effect more fully the purposes of this Master Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to any Series Trust Estate for filing under the provisions of the UCC of any applicable jurisdiction.

                  Section 15.09. Nonpetition Covenant.

                  Notwithstanding any prior termination of this Master Agreement, none of the parties hereto, any Noteholder, any Series Support Provider, the Transferor, the Obligors' Agent nor any Obligor shall, prior to the date which is one year and one day after the payment in full of the Notes of all Series, acquiesce, petition or otherwise invoke or cause any Obligor to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against any Obligor under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of or for any Obligor or any substantial part of its property or ordering the winding up or liquidation of the affairs of any Obligor.

                  Section 15.10. Special Supplement Agreement.

                  If any party to this Agreement is unable to sign any amendment or supplement due to its dissolution, winding up or comparable circumstances, then the consent of the Majority Control Parties shall be sufficient to amend this Agreement without such party's signature.

                  IN WITNESS WHEREOF, the Servicer, the Obligors' Agent and the Trustee have caused this Master Agreement to be duly executed by their respective officers, all as of the day and year first above written.

                                               MARLIN LEASING CORP., as Servicer

                                               By:______________________________
                                                   Name:
                                                   Title:

                                               MARLIN LEASING RECEIVABLES
                                               CORP. IV, Obligors' Agent

                                               By:______________________________
                                                   Name:
                                                   Title:

                                               WELLS FARGO BANK MINNESOTA,
                                               NATIONAL ASSOCIATION, as Trustee
                                               and Back-up Servicer

                                               By:______________________________
                                                   Name:
                                                   Title:

                  [Signature Page to Master Facility Agreement]

                                    EXHIBIT A

                FORM OF BACK-UP SERVICER VERIFICATION CERTIFICATE

                                     [DATE]

                                    EXHIBIT B

                 FORM OF TRUSTEE WEBSITE INVESTOR CERTIFICATION

                                      Date:

Wells Fargo Bank Minnesota,
 National Association
Sixth Street and Marquette Avenue
MAC N9311-161
Minneapolis, MN 55479

Attention:        Corporate Trust Services -- Asset-Backed Administration
                  Marlin Notes

                  In accordance with Section 12.05 of the Master Lease Receivables Asset-Backed Financing Facility Agreement dated as of December 1, 2000 by and among Marlin Leasing Corp., Marlin Leasing Receivables Corp. IV and Wells Fargo Bank Minnesota, National Association (the "Agreement"), with respect to Series _____ Notes (the "Notes"), the undersigned hereby certifies and agrees as follows:

                  1. The undersigned is a beneficial owner of $__________ in principal balance of the Notes.

                  2.       The undersigned is requesting a password pursuant to
         Section 12.05 of the Agreement for access to certain information (the "Information") on the Trustee's website.

                  3. In consideration of the Trustee's disclosure to the undersigned of the Information, or the password in connection therewith, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in connection with the related Notes, from its accountants and attorneys, and otherwise from such governmental or banking authorities or agencies to which the undersigned is subject), and such Information will not, without the prior written consent of the Trustee, be otherwise disclosed by the undersigned or by its officers, directors, partners, employees, agents or representatives (collectively, the "Representatives") in any manner whatsoever, in whole or in part.

                  4. The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended, or would require registration of any Certificate pursuant to Section 5 of the Securities Act.

                  5. The undersigned shall be fully liable for any breach of this agreement by itself or any of its Representative and shall indemnify the Servicer and the Trustee for any loss, liability or expense incurred thereby with respect to any such breach by the undersigned or any of its Representatives.

                  6. Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Agreement.

                  IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereby by its duly authorized officer, as of the day and year written above.

                                         _______________________________________
                                         Beneficial Owner

                                         By:____________________________________
                                         Title:_________________________________
                                         Company:_______________________________
                                         Phone:_________________________________

                                   SCHEDULE I

1.       Lease ID or Contract #

2.       Obligor ID or Obligor #

3.       Equipment Type

4.       Type of Loan Origination

         a.       Government

         b.       Broker

         c.       Vendor

5.       Status of Lease (Active or Inactive)

6.       Delinquency Status

         a.       Current

         b.       31-60 days delinquent

         c.       61-90 days delinquent

         d.       91-120 days delinquent

         e.       120+ days delinquent

7.       Original Balance of Lease

8.       Remaining Balance of Lease

9.       Amount which is delinquent

10.      # of times delinquent in past 12 months

11.      First Payment date

12.      Amount of Payment

13.      Maturity Date

14.      Original term to maturity in months

15.      Remaining term to maturity in months

16.      State code

17.      Assumed Interest Rate?

18.      UCC Filing (Y or N)

19.      Type of lease

         a.       $1.00 out

         b.       10.0% purchase option

         c.       FMV

20.      Original Equipment cost

21.      Recoveries from equipment sale

22.      Booking date

23.      Security deposit

24.      Residual

25.      Net Investment